                                                               EXHIBIT (4)(l)(2)


                        GUARANTEE AND SECURITY AGREEMENT

                                   dated as of


                                  June 21, 2002


                                      among

                                XEROX CORPORATION

                     THE SUBSIDIARY GUARANTORS PARTY HERETO


                                       and


                                  BANK ONE, NA
                               as Collateral Agent

                                TABLE OF CONTENTS

                                 _______________

                                                                                       Page
                                                                                       ----
Section 1.   Definitions ...........................................................    2
                                                                                        -
Section 2.   Guarantees by Guarantors ..............................................   13
                                                                                       --
Section 3.   Representations and Warranties ........................................   17
                                                                                       --
Section 4.   The Security Interests ................................................   20
                                                                                       --
Section 5.   Further Assurances; Covenants .........................................   23
                                                                                       --
Section 6.   Recordable Intellectual Property ......................................   24
                                                                                       --
Section 7.   Pledged Securities ....................................................   26
                                                                                       --
Section 8.   Collateral Account ....................................................   29
                                                                                       --
Section 9.   Transfer of Record Ownership ..........................................   30
                                                                                       --
Section 10.  Right to Vote Securities ..............................................   31
                                                                                       --
Section 11.  General Authority .....................................................   32
                                                                                       --
Section 12.  Remedies upon Actionable Event of Default or Acceleration .............   33
                                                                                       --
Section 13.  Limitation on Duty of Collateral Agent in Respect of Collateral .......   35
                                                                                       --
Section 14.  Application of Proceeds ...............................................   35
                                                                                       --
Section 15.  Concerning the Collateral Agent .......................................   39
                                                                                       --
Section 16.  Appointment of Co-Collateral Agents ...................................   40
                                                                                       --
Section 17.  Expenses ..............................................................   41
                                                                                       --
Section 18.  Taxes .................................................................   41
                                                                                       --
Section 19.  Termination of Security Interests; Release of Collateral ..............   42
                                                                                       --
Section 20.  Additional Guarantors and Lien Grantors ...............................   43
                                                                                       --
Section 21.  Notices ...............................................................   43
                                                                                       --
Section 22.  Waivers, Non-Exclusive Remedies .......................................   43
                                                                                       --
Section 23.  Successors and Assigns ................................................   44
                                                                                       --
Section 24.  Changes in Writing ....................................................   44
                                                                                       --
Section 25.  New York Law ..........................................................   44
                                                                                       --
Section 26.  WAIVER OF JURY TRIAL ..................................................   44
                                                                                       --
Section 27.  Severability ..........................................................   44
                                                                                       --

SCHEDULES:

     Schedule 1        Pledged Securities

     Schedule 2        Terms of Subordination

EXHIBITS:

     Exhibit A         Perfection Certificate

     Exhibit B         Form of Issuer Control Agreement

     Exhibit C         Guarantee and Security Agreement Supplement

     Exhibit D         Copyright Security Agreement

     Exhibit E         Patent Security Agreement

     Exhibit F         Trademark Security Agreement

                        GUARANTEE AND SECURITY AGREEMENT

         AGREEMENT dated as of June __, 2002 (the "Agreement") among XEROX CORPORATION ("Xerox"), the SUBSIDIARY GUARANTORS party hereto and BANK ONE, NA as Collateral Agent (with its successors, the "Collateral Agent").

                              W I T N E S S E T H :

         WHEREAS, Xerox, certain Overseas Borrowers, certain financial institutions (each, a "Lender" and collectively, the "Lenders"), Bank One, NA, as Administrative Agent, Collateral Agent and LC Issuing Bank, JPMorgan Chase Bank, as Documentation Agent, and Citibank, N.A., as Syndication Agent, are parties to an Amended and Restated Credit Agreement dated as of June __, 2002 (as the same has been and may be amended from time to time, the "Credit Agreement"); and

         WHEREAS, Xerox has agreed to secure (i) its CA Secured Obligations (such term and other capitalized terms are defined in Section 1 below), (ii) the ESOP Secured Obligations and (iii) the XCFI Secured Obligations by granting security interests on its assets which constitute Collateral to the Collateral Agent as provided in the Domestic Security Documents; and

         WHEREAS, Xerox is willing to guarantee the Overseas CA Secured Obligations and to secure its guarantee thereof by granting security interests on its assets which constitute Collateral to the Collateral Agent as provided in the Domestic Security Documents;

         WHEREAS, Xerox is willing to cause each Subsidiary Guarantor to, and each Subsidiary Guarantor is willing to, guarantee the foregoing obligations of Xerox and the Overseas Borrowers and, in the case of each Secured Subsidiary Guarantor, to secure its guarantee thereof by granting security interests on its assets which constitute Collateral to the Collateral Agent as provided in the Domestic Security Documents; and

         WHEREAS, it is a condition to the effectiveness of the Credit Agreement that the parties hereto enter into this Agreement to provide the guarantees and security interests provided herein;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1.  Definitions.

     (a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

     (b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

 Term                                   UCC
 ----                                   ---
 Account                                9-102
 Authenticate                           9-102
 Certificated Security                  8-102
 Chattel Paper                          9-102
 Document                               9-102
 Entitlement Holder                     8-102
 Equipment                              9-102
 Financial Asset                        8-102 & 103
 General Intangibles                    9-102
 Instrument                             9-102
 Inventory                              9-102
 Record                                 9-102
 Securities Intermediary                8-102
 Security                               8-102 & 103
 Security Entitlement                   8-102
 Supporting Obligations                 9-102
 Uncertificated Security                8-102

     (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

     "Actionable Event of Default"means an Event of Default specified in clause
(a), (b), (h), (i) or (j) of Section 7.01 of the Credit Agreement.

     "CA Percentage" means, at any time, (a) with respect to any Shared Collateral that includes both ESOP Restricted Collateral and XCFI Restricted Collateral, the portion, expressed as a percentage, that the amount of outstanding CA Secured Obligations represents of the aggregate amount of all outstanding Secured Obligations at such time, (b) with respect to any ESOP Restricted Collateral that is not XCFI Restricted Collateral, the portion, expressed as a percentage, that the amount of outstanding CA Secured Obligations represents of the sum of the aggregate amount of all outstanding ESOP Secured Obligations and CA Secured Obligations at such time and (c) with respect to any XCFI Restricted Collateral that is not ESOP Restricted Collateral, the portion, expressed as a percentage, that the amount of outstanding CA Secured

Obligations represents of the sum of the aggregate amount of all outstanding XCFI Secured Obligations and CA Secured Obligations at such time.

     "CA Permitted Liens" means the Security Interests and Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 6.02 of the Credit Agreement.

     "CA Secured Obligations" means (a) all principal of and premium and interest (including, without limitation, any interest ("Post-Petition Interest") which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not allowed or allowable as a claim in any such proceeding) on any Loan outstanding from time to time or any LC Reimbursement Obligations under, or any promissory note issued pursuant to, the Credit Agreement and (b) all other amounts payable by any Borrower under the Credit Agreement or under any other Loan Document (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time) (including any Post-Petition Interest with respect to such amounts).

     "Collateral" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to the Domestic Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

     "Collateral Account" has the meaning specified in Section 8.

     "Contingent CA Secured Obligation" means, at any time, any CA Secured Obligation (or portion thereof) that is contingent in nature at such time, including any CA Secured Obligation that is:

          (i) an obligation to reimburse a Lender for drawings not yet made under a Letter of Credit issued by it;

          (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or

          (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

     "Control", when used with respect to any Security or Security Entitlement, has the meaning specified in UCC Section 8-106.

     "Copyright License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in Schedule 1 to any Copyright Security Agreement.

     "Copyright Security Agreement" means a Copyright Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement,
(ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Covered Taxes" has the meaning specified in Section 18(a).

     "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, an LLC Interest therein, (iii) in the case of a partnership, any Partnership Interest therein,
(iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right to acquire any Equity Interest described in this definition.

     "ESOP Guarantee Agreement" means the Guaranty and Agreement made by Xerox dated as of October 1, 1993 (as amended from time to time) relating to the Guaranteed ESOP Restructuring Notes due October 1, 2003 issued by Xerox Corporation Employee Stock Ownership Plan Trust.

     "ESOP Percentage" means, at any time, (a) with respect to any Shared Collateral that includes both ESOP Restricted Collateral and XCFI Restricted Collateral, the portion, expressed as a percentage, that the amount of outstanding ESOP Secured Obligations represents of the aggregate amount of all outstanding

Secured Obligations at such time and (b) with respect to any ESOP Restricted Collateral that is not XCFI Restricted Collateral, the portion, expressed as a percentage, that the amount of outstanding ESOP Secured Obligations represents of the sum of the aggregate amount of all outstanding ESOP Secured Obligations and CA Secured Obligations at such time.

     "ESOP Restricted Collateral" means the Collateral of Xerox or any ESOP Restricted Secured Subsidiary Guarantor (and any Proceeds of such Collateral shall also constitute "ESOP Restricted Collateral").

     "ESOP Restricted Secured Subsidiary Guarantor" means a Secured Subsidiary Guarantor that is a "Restricted Subsidiary" under the ESOP Guarantee Agreement.

     "ESOP Secured Obligations" means the obligations of Xerox under the ESOP Guarantee Agreement and shall include all outstanding amounts of the loans guaranteed under the ESOP Guarantee Agreement and accrued and unpaid interest and other amounts owing with respect hereto.

     "Guarantee" means, with respect to each Subsidiary Guarantor, its Subsidiary Guarantee, and with respect to Xerox, the Xerox Guarantee.

     "Guarantee and Security Agreement Supplement" means a Guarantee and Security Agreement Supplement, substantially in the form of Exhibit C, signed and delivered to the Collateral Agent for the purpose of adding a Domestic Subsidiary as a party hereto pursuant to Section 20 and/or adding additional property to the Collateral.

     "Guarantors" means Xerox and the Subsidiary Guarantors.

     "Intellectual Property" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights, (vi) Copyright Licenses,
(vii) confidential information, (viii) proprietary technology, (ix) trade secrets, (x) domain names and (xi) mask works, and all rights in or under any of the foregoing.

     "Intellectual Property Filing" means (i) the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Security Interests granted to the Collateral Agent in Recordable Intellectual Property.

     "Intellectual Property Security Agreement" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

     "Issuer Control Agreement" means an Issuer Control Agreement substantially in the form of Exhibit B (with any changes that the Collateral Agent shall have approved).

     "Lien Grantors" means Xerox and the Secured Subsidiary Guarantors.

     "Liquid Investments" has the meaning specified in Section 8(d).

     "LLC Interest" means a membership interest or similar interest in a limited liability company.

     "Non-Contingent CA Secured Obligation" means at any time any CA Secured Obligation (or portion thereof) that is not a Contingent CA Secured Obligation at such time.

     "Overseas CA Secured Obligations" means the CA Secured Obligations of any Overseas Borrower.

     "Original Lien Grantor" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

     "Partnership Interest" means a partnership interest, whether general or limited.

     "Patent License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including any agreement identified in Schedule 1 to any Patent Security Agreement.

     "Patents" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and
(iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Patent Security Agreement" means a Patent Security Agreement, substantially in the form of Exhibit E, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Perfection Certificate" a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by an executive officer of Xerox.

     "Permitted Encumbrances" means (i) any legally valid prohibitions on granting a security interest to the Collateral Agent as part of the Collateral in the Equity Interests of any Qualified Turnaround Program Subsidiary pursuant to any agreement entered into in connection with the Turnaround Program with or for the benefit of any other Person owning or acquiring Equity Interests in such a Subsidiary, to the extent the Qualification Requirements have been met with respect to such prohibitions, (ii) (A) any legally valid contractual restrictions in connection with the Turnaround Program that do not prohibit the granting of a security interest in any Xerox Company's Equity Interests in a Turnaround Program Subsidiary to the Collateral Agent as part of the Collateral or (B) any legally valid contractual restrictions that do not prohibit the granting of a security interest in any Xerox Company's Equity Interests in any other Subsidiary that is not a Xerox Group Company, but, in each case, that otherwise restrict the Transfer by the Collateral Agent of, or other rights (including voting rights) and remedies of the Collateral Agent with respect to, such Equity Interests as a consequence of restrictions imposed on the owner of such Equity Interests (including put and call arrangements, rights of first refusal, right of first offer, tag-along rights and other similar rights to which such Equity Interest may be subject), (iii) any legally valid and customary contractual restrictions on granting a security interest to the Collateral Agent as part of the Collateral in the Equity Interests of any Finance SPE or any Permitted Joint Venture created in connection with any Qualified Receivables Transaction or that otherwise restrict the Transfer by the Collateral Agent of, or other rights (including voting rights) and remedies of the Collateral Agent with respect to, such Collateral, (iv) any legally valid contractual restrictions on granting a security interest to the Collateral Agent as part of the Collateral in the Equity Interests of any Third Party Vendor Financing Subsidiary or any Permitted Joint Venture created in connection with the Third Party Vendor Financing Program or that otherwise restrict the Transfer by the Collateral Agent of, or other rights (including voting rights) and remedies of the Collateral Agent with respect to, such Collateral,
(v) any legally valid contractual restrictions existing on the date hereof on granting a security interest to the Collateral Agent as part of the Collateral in any Equity Interest or General Intangible owned by any Original Lien Grantor, or any legally valid contractual restrictions existing on the date hereof that otherwise restrict the Transfer by the Collateral Agent of, or other rights (including voting rights) and remedies of the Collateral Agent with respect to, such Equity Interest or General Intangible, (vi) any legally valid contractual restrictions permitted by Section 6.10 of the Credit Agreement on the grant of a security interest to the Collateral Agent in any of the Collateral, or on the Transfer by the Collateral Agent of any Collateral (including put and call arrangements, rights of first refusal, right of first offer, tag-along rights and other similar rights to which any Equity Interest may be subject) or (vii) the terms of any legally valid provision of Applicable Law which (A) prohibits the creation of a security interest in any property or asset, (B) requires the consent of any third party to the creation of a security interest in any property or asset, (C) gives rise to any right of termination (including, without limitation, the abandonment, invalidation, or rendering unenforceable any right, title or interest in any Intellectual Property) or default remedy by reason of the creation of a security interest in any property or asset or (D) does not prohibit the creation of a security interest in any property or asset but otherwise restricts the Transfer by the Collateral Agent of any such property or asset or any other rights and remedies of the Collateral Agent.

         "Personal Property Collateral" means all property included in the Collateral except Real Property Collateral.

         "Pledged", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Security" means a Security that is included in the Collateral at such time.

         "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including without limitation all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Real Property Collateral" means all real property included in the Collateral.

         "Recordable Intellectual Property" means Intellectual Property the transfer of which is required to be recorded in the United States Patent and Trademark Office or the United States Copyright Office in order to be effective against subsequent third party transferees; provided, however, that the following items shall not be considered "Recordable Intellectual Property" hereunder: (i) Patents which are less than one year from their final expiration date, (ii) Intellectual Property licenses, (iii) unregistered Copyrights and
(iv) Copyright applications.

         "Release Conditions" means the following conditions for releasing all the Guarantees and terminating all the Security Interests:

                  (i) all Revolving Commitments under the Credit Agreement shall have expired or been terminated;

                  (ii) all Non-Contingent CA Secured Obligations shall have been paid in full; and

                  (iii) no Contingent CA Secured Obligation shall remain outstanding;

provided that the condition in clause (iii) shall not apply to outstanding Letters of Credit if (x) no Event of Default has occurred and is continuing and
(y) Xerox or the applicable Borrower have granted to the Collateral Agent, for the benefit of the Revolving Lenders (or, if the obligations of the Revolving Lenders to reimburse the applicable LC Issuing Banks have been terminated, to such LC Issuing Banks), a security interest in Liquid Investments (or causes a bank acceptable to the Required Revolving Lenders or such LC Issuing Banks, as the case may be, to issue a letter of credit naming the Collateral Agent or such LC Issuing Banks as beneficiary) in an amount at least equal to 105% of the LC Exposure (plus any accrued and unpaid interest thereon) as of the date of such termination, on terms and conditions and pursuant to documentation reasonably satisfactory to the Required Revolving Lenders or such LC Issuing Banks, as the case may be.

         "Restricted Collateral" means the Collateral of Xerox or any Restricted Secured Subsidiary Guarantor (and any Proceeds of such Collateral shall also constitute "Restricted Collateral").

         "Restricted Secured Subsidiary Guarantor" means a Secured Subsidiary Guarantor that is a "Specified Subsidiary" under the Reference Indenture (or if the High Yield Indenture ceases to be the Reference Indenture, a corresponding category under a new Reference Indenture).

         "Secured Agreement", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of Xerox, obligations of the Overseas Borrowers, obligations of a Guarantor and/or rights of the holder with respect to such Secured Obligation.

         "Secured Guarantee" means, with respect to each Secured Subsidiary Guarantor, its Subsidiary Guarantee, and with respect to Xerox, the Xerox Guarantee.

         "Secured Obligations" means the CA Secured Obligations, the ESOP Secured Obligations and the XCFI Secured Obligations.

         "Secured Parties" means (i) with respect to the CA Secured Obligations, the Agents, the Lenders and the LC Issuing Banks, (ii) with respect to the ESOP Secured Obligations, the holders of the ESOP Notes and (iii) with respect to the XCFI Secured Obligations, the Trustee under each of the XCFI Indentures (and any successor Trustee thereunder) for the benefit of the holders of the XCFI Debentures.

         "Secured Party Jurisdiction" means, with respect to any Secured Party:

                  (i) the jurisdiction under the laws of which such Secured Party is organized or in which its principal office is located,

                  (ii) the jurisdiction in which its applicable lending office is located, and

                  (iii) any jurisdiction in which it is treated as resident for purposes of income or franchise taxes imposed on (or measured by) net income (or is otherwise subject to such taxes) by reason of its business activities and operations that are unrelated to the Credit Agreement, the Existing Credit Agreement and the loans thereunder.

         "Secured Subsidiary Guarantee" means, with respect to each Secured Subsidiary Guarantor, its Subsidiary Guarantee.

         "Secured Subsidiary Guarantor" means a Subsidiary Guarantor other than XCC.

         "Security Interests" means the security interests in the Collateral granted under the Domestic Security Documents securing the Secured Obligations.

         "Shared Collateral" means any Collateral that includes either ESOP Restricted Collateral or XCFI Restricted Collateral, or both.

         "State and Local Government Receivables" means Accounts (including without limitation, proceeds of Inventory to the extent it also constitutes an Account, and Chattel Paper, Documents and Instruments and proceeds thereof) that are owed from state and local governments and their subdivisions within the United States or its possessions or territories.

         "Subsidiary Guarantee" means, with respect to each Subsidiary Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or
Section 1 of a Security Agreement Supplement.

         "Subsidiary Guarantors" means each Domestic Subsidiary listed on the signature pages hereof under the caption "Guarantors" and each Domestic Subsidiary that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 20.

         "Third Party Vendor Financing Assets" means Equipment, Inventory and related assets that is transferred to any Person under the Third Party Vendor Financing Program.

         "Trademark License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

         "Trademarks" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated therewith, (iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in
Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "Trademark Security Agreement" means a Trademark Security Agreement, substantially in the form of Exhibit F, executed and delivered by a Lien Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

         "Transferred Intellectual Property" means any Intellectual Property (including without limitation, proceeds thereof) that was Transferred as permitted by the Credit Agreement.

         "Transferred Receivables" means Receivables that were Transferred in connection with a Qualified Receivables Transaction or the Third Party Vendor Financing Program.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection or the priority of any Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

         "Unrestricted Secured Subsidiary Guarantor" means a Secured Subsidiary Guarantor that is not a Restricted Secured Subsidiary Guarantor.

         "XCC Indentures" means any Indenture or other agreement governing Capital Markets Debt of XCC.

         "XCC Senior Obligations" means XCC's obligations under its Capital Markets Debt outstanding as of the Effective Date.

         "XCC Subordinated Obligations" means XCC's obligations under its Subsidiary Guarantee.

         "XCFI Indentures" means (a) that certain Trust Indenture dated as of December 15, 1986, as supplemented and amended by the First through Fourth Supplemental Trust Indentures, among Xerox Canada Finance Inc., Xerox Canada Inc., Xerox Canada Holdings Inc. and National Trust Company, as Trustee and (b) that certain Trust Indenture dated as of October 27, 1987, as supplemented and amended by the First through Fourth Supplemental Trust Indentures, among Xerox Canada Finance Inc., Xerox Canada Inc., Xerox Canada Holdings Inc. and National Trust Company, as Trustee, in each case as amended, modified or supplemented from time to time.

         "XCFI Percentage" means, at any time, (a) with respect to any Shared Collateral that includes both ESOP Restricted Collateral and XCFI Restricted Collateral, the portion, expressed as a percentage, that the amount of outstanding XCFI Secured Obligations represents of the aggregate amount of all outstanding Secured Obligations at such time and (b) with respect to any XCFI Restricted Collateral that is not ESOP Restricted Collateral, the portion, expressed as a percentage, that the amount of outstanding XCFI Secured Obligations represents of the sum of the aggregate amount of all outstanding XCFI Secured Obligations and CA Secured Obligations at such time.

         "XCFI Restricted Collateral" means the Restricted Collateral.

         "XCFI Secured Obligations" means the obligations of Xerox under the XCFI Indentures and shall include all amounts outstanding under the XCFI Debentures and accrued and unpaid interest and other amounts owing with respect thereto.

         "Xerox Secured Obligations" means (i) the Secured Obligations of Xerox and (ii) the Xerox Guarantee.

         "Xerox Guarantee" means Xerox's guarantee of the Overseas CA Secured Obligations under Section 2 hereof.

         Section 2.  Guarantees by Guarantors.

         (a) Guarantees. (i) Xerox unconditionally guarantees the full and punctual payment of each Overseas CA Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If an Overseas Borrower fails to pay any Overseas CA Secured Obligation punctually when due, Xerox agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Loan Document.

         (ii) Each Subsidiary Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If Xerox or any Overseas Borrower fails to pay any Secured Obligation punctually when due, each Subsidiary Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement; provided, however, that notwithstanding the foregoing, (A) the ESOP Secured Obligations are only guaranteed by each ESOP Restricted Secured Subsidiary Guarantor and no holder of any ESOP Secured Obligation shall have any claim against, or Lien on any asset of, XCC or any Secured Subsidiary Guarantor that is not an ESOP Restricted Secured Subsidiary Guarantor by virtue of this Agreement and (B) the XCFI Secured Obligations are only guaranteed by each

Restricted Secured Subsidiary Guarantor and no holder of any XCFI Secured Obligation shall have any claim against, or Lien on any asset of, XCC or any Secured Subsidiary Guarantor that is not a Restricted Secured Subsidiary Guarantor by virtue of this Agreement; provided, further, notwithstanding anything to the contrary contained herein, the liability and obligation of (x) each ESOP Restricted Secured Subsidiary Guarantor under this Section 2(a) with respect to the ESOP Secured Obligations (but not any other Secured Obligations) and (y) each Restricted Secured Subsidiary Guarantor under this Section 2(a) with respect to the XCFI Secured Obligations (but not any other Secured Obligations) shall not be enforced by any action or proceeding wherein damages or any money judgment shall be sought against such ESOP Restricted Secured Subsidiary Guarantor or such Restricted Secured Subsidiary Guarantor, as the case may be, except a foreclosure by the Collateral Agent upon the ESOP Restricted Collateral of such ESOP Restricted Secured Subsidiary Guarantor or the XCFI Restricted Collateral of such Restricted Secured Subsidiary Guarantor, as the case may be, and any judgment in any such foreclosure action shall be enforceable by the Collateral Agent against such ESOP Restricted Collateral or XCFI Restricted Collateral, as the case may be, only to the extent of the ESOP Percentage of such ESOP Restricted Secured Subsidiary Guarantor's interest in such ESOP Restricted Collateral, or only to the extent of the XCFI Percentage of such Restricted Secured Subsidiary Guarantor's interest in such XCFI Restricted Collateral, as the case may be, and the guarantee extended hereby for the benefit of any holder of ESOP Secured Obligations or XCFI Secured Obligations is provided to such holder under the express condition that the Collateral Agent has no right to sue for, seek or demand any deficiency judgment against any ESOP Restricted Secured Subsidiary Guarantor with respect to the ESOP Secured Obligations (but not any other Secured Obligations), or against any Restricted Secured Subsidiary Guarantor with respect to the XCFI Secured Obligations (but not any other Secured Obligations), as the case may be, in any such foreclosure action under or by reason of, or in connection with, this Agreement or otherwise with respect to such guarantee. The obligations of each Subsidiary Guarantor under this Section 2(a) shall be limited as provided in Section 2(i) below and, in the case of XCC only, subordinated as provided in Section 2(j) below.

         (b) Guarantees Unconditional. The obligations of each Guarantor under its Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Xerox, any Overseas Borrower, any other Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Secured Agreement;

                  (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of Xerox, any Overseas Borrower, any other Guarantor or any other Person under any Secured Agreement;

                  (iv) any change in the corporate existence, structure or ownership of Xerox, any Overseas Borrower, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Xerox, any Overseas Borrower, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of Xerox, any Overseas Borrower, any other Guarantor or any other Person under any Secured Agreement;

                  (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against Xerox, any Overseas Borrower, any other Guarantor, any Secured Party or any other Person, whether in connection with the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against Xerox, any Overseas Borrower, any other Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by Xerox, any Overseas Borrower, any other Guarantor or any other Person; or

                  (vii) any other act or omission to act or delay of any kind by Xerox, any Overseas Borrower, any other Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

         (c) Release of Guarantees. The Guarantees will be released in accordance with Section 9.02 and 9.03 of the Credit Agreement, as the case may be. In case of any release pursuant to Section 9.03 of the Credit Agreement, the Collateral Agent shall be fully protected in relying on a certificate of Xerox stating that the release of the Guarantee is in accordance with and permitted by the terms of Section 9.03 of the Credit Agreement. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of Xerox, any Overseas Borrower or otherwise, the relevant Guarantee or Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

         (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Xerox, any Overseas Borrower, any other Guarantor or any other Person.

         (e) Subrogation. A Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against Xerox or the relevant Overseas Borrower with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation against Xerox or the relevant Overseas Borrower, or by reason of contribution against any other guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

         (f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by Xerox or any Overseas Borrower is stayed by reason of the insolvency or receivership of Xerox or the relevant Overseas Borrower or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the relevant Guarantors hereunder forthwith on demand by the Collateral Agent.

         (g) Right of Set-Off. If any Secured Obligation is not paid promptly when due, each of the Secured Parties and their respective Affiliates is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of Xerox or any Secured Subsidiary Guarantor against the obligations of such Guarantor under its Guarantee, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such deposits and other obligations may be unmatured. The rights of each Secured Party under this subsection are in addition to all other rights and remedies (including other rights of setoff) that such Secured Party may have.

         (h) Continuing Guarantee. Each Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Collateral Agent or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

         (i) Limitation on Obligations of Subsidiary Guarantor. The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Subsidiary Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

         (j) XCC Guarantee Subordinated. The obligations of XCC under its Subsidiary Guarantee shall be subordinated to the XCC Senior Obligations on the terms set forth in Schedule 2.

         Section 3. Representations and Warranties. Each Original Lien Grantor represents and warrants as follows:

                  (a) Such Lien Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in the Perfection Certificate.

                  (b) The execution and delivery of this Agreement by such Lien Grantor and the performance by it of its obligations under this Agreement (i) are within its corporate or other powers, (ii) have been duly authorized by all necessary corporate or other action, (iii) require no consent or approval of, registration or filing with, any Governmental Authority except (A) such as have been obtained or made and are in full force and effect and (B) filings, recordings and registrations necessary to perfect the Security Interests, (iv) do not violate any Applicable Law or its organizational documents, (v) do not violate any order of any Governmental Authority except in any such case where such violation could not reasonably be expected to result in a Material Adverse Effect, (vi) do not violate or result in a default under any indenture or material agreement or other instrument binding upon it (it being understood that any decrease in the consolidated net worth of Xerox following any fixing of the Basket Lien Available Amount could result in a default under various Debt agreements) and (vii) do not result in any Lien on any of its properties other than the Security Interests.

                  (c) This Agreement constitutes a valid and binding agreement of such Lien Grantor, enforceable in accordance with its terms, except as limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (B) general principles of equity, regardless of whether considered in a proceeding at equity or at law.

                  (d) Schedule 1 sets forth (i) the name and jurisdiction of organization of, and the ownership interest (including percentage owned and number of shares or units) of such Lien Grantor in the Securities that are Equity Interests and issued by, each of such Lien Grantor's direct Subsidiaries as of the date hereof, which are required to be included in the Collateral and (A) pledged pursuant to the Effective Date Collateral and Guarantee Requirement or (B) in the case of Securities that are Equity Interests and issued by any Restricted Foreign Subsidiary, pledged pursuant to the Post-Closing Collateral and Guarantee Requirement and (ii) all other Securities that are Equity Interests and directly owned by such Lien Grantor as of the date hereof that are required to be included in the Collateral and pledged pursuant to this Agreement. As of the date hereof, such Lien Grantor holds all such Securities directly (i.e., not through a subsidiary, a Securities Intermediary or any other Person).

                  (e) All Pledged Securities owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Security Interests, (ii the Permitted Encumbrances and (iii) any tax liens and judgment liens that are CA Permitted Liens. None of such Pledged Securities is subject to any option to purchase or similar right of any Person other than the Permitted Encumbrances. Other than the Permitted Encumbrances, such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Loan Documents) which restricts in any material manner the rights of any present or future holder of any Pledged Securities with respect thereto.

                  (f) Except for the Disclosed Matters, such Lien Grantor has good title to, or valid license or leasehold interests in, all of its Collateral which is material to its business, free and clear of any Liens other than (i) the CA Permitted Liens, (ii) the Permitted Encumbrances and (iii) other defects that could not reasonably be expected to result in a Material Adverse Effect.

                  (g) Other than financing statements, mortgages or other similar or equivalent documents or instruments with respect to the Security Interests and other CA Permitted Liens, or that are in respect of consignments, sale of Accounts, operating leases or are otherwise precautionary, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording is effective to perfect or record a Lien on such Collateral except (i) Liens that have been released and (ii) Liens the obligations secured by which have been satisfied, in each case as evidenced pursuant to the requirements of Section 4.01(f) of the Credit Agreement. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than CA Permitted Liens.

                  (h) The Security Interests in the United States on all Personal Property Collateral which is subject to the UCC or which constitutes Intellectual Property owned by such Lien Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will constitute Collateral for the Secured Obligations or Secured Guarantee of such Lien Grantor.

                  (i) When the relevant Mortgages have been duly executed and delivered, the Security Interests on all Real Property Collateral owned by such Lien Grantor as of the Effective Date will have been validly created and will constitute Collateral for the Secured Obligations or Secured Guarantee of such Lien Grantor.

                  (j) Xerox has heretofore delivered the Perfection Certificate to the Collateral Agent. The information specified therein with the respect to such Lien Grantor is correct and complete in all material respects as of the Effective Date.

                  (k) When a UCC financing statement describing the Collateral and naming such Lien Grantor as debtor in the form attached to the Perfection Certificate has been filed in the office of the Secretary of State in such Lien Grantor's jurisdiction of organization specified in the Perfection Certificate, the Security Interests will constitute perfected security interests in the Personal Property Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except CA Permitted Liens. Except for (i) the filing of such UCC financing statement (and the filing of UCC continuation statements in respect thereof), (ii) the due recordation of the Mortgages and (iii) the recording of the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement in the United States Copyright Office and the United States Patent and Trademark Office appropriately identifying the Recordable Intellectual Property covered thereby, and except with respect to (x) goods represented by a certificate of title and (y) receivables subject to the Federal Assignment of Claims Act, no registration, recordation or filing with any Governmental Authority is required in connection with the execution or delivery of the

         Domestic Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Security Interests in the United States (with respect to Personal Property Collateral, to the extent such Collateral is subject to the UCC or constitutes Intellectual Property) or for the enforcement of the Security Interests in the United States in such Collateral; provided, however, that the registration of Copyrights in the United States Copyright Office may be required to obtain a security interest therein that is effective against subsequent transfers under federal copyright law and, provided, further, that, to the extent that recordation of the Security Interest in the United States Patent and Trademark Office or the United States Copyright Office is necessary to perfect the Security Interest or render it effective against subsequent third parties, such recordations will not have been made with respect to the items that are not Recordable Intellectual Property.

                  (l) The Collateral Agent has Control of the Financial Assets and Security Entitlements (if any) held in the Collateral Account.

                  (m) As of the date hereof, the Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

         Section 4. The Security Interests. (a) Xerox, in order to secure the Xerox Secured Obligations, and each Secured Subsidiary Guarantor, in order to secure its Secured Subsidiary Guarantee, grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in and to all of its respective right, title and interest in the following property of Xerox, or such Secured Subsidiary Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located, but subject to the exclusions in Section 4(b):

                  (i)   Accounts;

                  (ii)  Chattel Paper;

                  (iii) Documents;

                  (iv)  Equipment;

                  (v)   General Intangibles;

                  (vi)  Instruments;

                  (vii) Inventory;

          (viii) Securities directly owned by such Original Lien Grantor and issued by any subsidiary or Affiliate of such Original Lien Grantor or any other issuer over which such Original Lien Grantor exercises Control;

          (ix) The Collateral Account, all Financial Assets credited to the Collateral Account from time to time and all Security Entitlements in respect thereof, all cash deposited therein from time to time, and the Liquid Investments made pursuant to Section 8(d);

          (x) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of the Collateral; and

          (xi) All Proceeds of the Collateral described in Clauses 4(a)(i) through 4(a)(x) hereof.

     (b)  The Collateral shall not include:

          (i) rights of such Original Lien Grantor in respect of any property or asset which is prohibited from being pledged to the Collateral Agent as part of the Collateral by any Permitted Encumbrances;

          (ii) Transferred Receivables and (A) security interests or liens and property subject thereto purporting to secure payment of such Transferred Receivables, (B) leases, guaranties, insurance and other arrangements supporting payment of such Transferred Receivables, (C) rights to payment and collections in respect of such Transferred Receivables, (D) books, records and similar information relating to such Transferred Receivables or the obligors thereon, (E) with respect to any such Transferred Receivables, the transferee's interest in goods (including, without limitation, Equipment or Inventory) the sale of which gave rise to such Transferred Receivables and (F) if such Transferred Receivables arise from a lease financing or installment sale transaction, the Equipment or Inventory that is the subject of the underlying transaction and is transferred to a Receivables SPE;

          (iii)  Transferred Intellectual Property;

          (iv) State and Local Government Receivables of such Original Lien Grantor;

          (v) any Security owned by such Original Lien Grantor that is a voting Equity Interest issued by a Foreign Subsidiary that is a corporation for United States Federal income tax purposes, if and to the extent that the Collateral pledged by Xerox to secure Xerox Secured Obligations or by any other Lien Grantor to secure any guarantee of the Secured Obligations pursuant to this Agreement or any other Domestic Security Document would include in the aggregate more than 65% of the shares of any class of voting securities of such Foreign Subsidiary (either directly or through any entity that is a disregarded entity for such purposes); and

          (vi)   Third Party Vendor Financing Assets of such Original Lien
     Grantor.

     (c) With respect to each right to payment or performance included in the Collateral from time to time, the Security Interest granted therein includes, subject to Permitted Encumbrances, a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

     (d) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

     (e) Notwithstanding anything to the contrary contained herein or in any other Loan Document, Liens on Restricted Collateral granted pursuant to this Agreement and the other Domestic Security Documents will only secure, at any time, an amount of the Secured Obligations not to exceed the Basket Lien Available Amount at such time.

     (f) It is the intention of the parties that the Liens granted pursuant to this Agreement and the other Domestic Security Documents shall comply with (i)
Section 6.4 of the ESOP Guarantee Agreement and (ii) Section 20.8 of each of the XCFI Indentures.

     Section 5. Further Assurances; Covenants. Each Lien Grantor covenants as follows:

     (a) Such Lien Grantor will not (i) change its corporate, partnership, company or other legal name or location (determined as provided in UCC Section 9-307), (ii) change its identity or corporate structure, (iii) change its Federal Taxpayer Identification Number or (iv) become bound, as provided in UCC
Section 9-203(d) or otherwise, by a security agreement entered into by another Person, except, if applicable, in accordance with Section 5.03(a) of the Credit Agreement.

     (b) Such Lien Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other reasonable action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time is required under the UCC or with respect to Recordable Intellectual Property to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Domestic Security Documents or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies under the Domestic Security Documents with respect to any of the Collateral. The Lien Grantor hereby authorizes the Collateral Agent to file a Record or Records (as defined in the UCC), including, without limitation, financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein without such Lien Grantor's signature appearing thereon. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property." Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement is sufficient as a financing statement. Such Lien Grantor constitutes the Collateral Agent its attorney-in-fact to execute and file any filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Security Interests granted by such Lien Grantor terminate pursuant to Section 19. Such Lien Grantor shall pay the costs of, or reasonable costs incidental to, any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant thereto concerning the Collateral.

     (c) Upon the occurrence and during the continuance of an Event of Default, if any Collateral is in the possession or control of a warehouseman, bailee or agent, such Lien Grantor will upon request of the Required Lenders (i) notify such warehouseman, bailee or agent of the relevant Security Interests, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions and to permit such Collateral to be removed by such Lien Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing, (iii) use reasonable commercial efforts (without incurring material obligations or foregoing material rights) to cause such warehouseman, bailee or agent to Authenticate a Record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and (iv) make such Authenticated Record available to the Collateral Agent.

     (d) If an Actionable Event of Default shall have occurred and be continuing, such Lien Grantor shall stamp or otherwise mark all books and records relating to the Collateral in such manner, if any, as the Required Lenders may reasonably require in order to reflect the Security Interests.

     (e) Such Lien Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence in such Lien Grantor's possession, or under such Lien Grantor's control, or that can be generated internally or, if an Actionable Event of Default has occurred and is continuing, can otherwise be obtained by such Lien Grantor, without unreasonable effort or expense, which the Collateral Agent may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of the Domestic Security Documents.

     (f) Such Lien Grantor will not Transfer, grant interests in, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless doing so would violate a covenant in the Credit Agreement. Concurrently with any such Transfer (except a Transfer to another Lien Grantor, a lease or a license) permitted by the foregoing proviso, the Security Interests on such assets Transferred (but not in any Proceeds arising from such Transfer) will cease immediately pursuant to Section 9.03 of the Credit Agreement.

     Section 6. Recordable Intellectual Property. Each Lien Grantor covenants as follows:

     (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it. Within 60 days after each March 31 and September 30 after December 31, 2002, it will sign and deliver to the Collateral Agent any Intellectual Property Security Agreement necessary to grant Security Interests on all Recordable Intellectual Property owned by it on such March 31 or September 30 that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly make all Intellectual Property Filings necessary to record the Security Interests on such Recordable Intellectual Property; provided, however, that any good faith omission to include any Recordable Intellectual Property in any such Intellectual Property Security Agreement shall not constitute an Event of Default if, within 15 days after the discovery by such Lien Grantor of such good faith omission, such Lien Grantor signs and delivers to the Collateral Agent Intellectual Property Security Agreements with respect to such omitted Recordable Intellectual Property and promptly makes all Intellectual Property Fillings necessary to record the Security Interests on such omitted Recordable Intellectual Property.

     (b) Such Lien Grantor will notify the Collateral Agent promptly if it knows that any application or registration relating to any material Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor's ownership of such material Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same, except where the occurrence of any of the foregoing could not reasonably be expected to result in a Material Adverse Effect. If any of such Lien Grantor's rights to any material Recordable Intellectual Property are infringed, misappropriated or diluted by a third party, such Lien Grantor will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, or the failure to take such action could not reasonably be expected to result in a Material Adverse Effect, (i) promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, (ii) take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such material Recordable Intellectual Property and (iii) notify the Collateral Agent thereof to the extent required by the Credit Agreement.

     Unless an Actionable Event of Default shall exist and the Collateral Agent shall have notified such Lien Grantor that the Lien Grantor's right to do so is terminated, suspended or otherwise limited, the grant of Liens on Recordable Intellectual Property pursuant hereto and the Intellectual Property Security Agreements shall not preclude any Lien Grantor from entering into any Copyright License, Patent License or Trademark License or, subject to Section 5, from managing or maintaining its Recordable Intellectual Property in a manner that is in the ordinary course of such Lien Grantor's business and consistent with such Lien Grantor's historical practices as permitted by the Credit Agreement.

     Section 7. Pledged Securities. Each Lien Grantor represents, warrants and covenants as follows:

     (a) Certificated Securities. (i) With respect to each Original Lien Grantor, such Original Lien Grantor will deliver, (A) on the Effective Date, to the Collateral Agent as Collateral hereunder all certificates representing Pledged

Certificated Securities that are Equity Interests and (I) issued by any Domestic Subsidiary or (II) representing any other Pledged Securities, in each case, then directly owned by such Original Lien Grantor and identified on
Schedule 1 of this Agreement as required to be pledged as part of the Effective Date Collateral and Guarantee Requirement, (B) in accordance with Section 5.13(a) of the Credit Agreement, within 90 days after the Effective Date, to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities that are Equity Interests and (I) issued by any Restricted Foreign Subsidiary or (II) representing any other Pledged Securities, in each case, then directly owned by such Original Lien Grantor and identified on Schedule 1 of this Agreement as required to be pledged as part of the Post-Closing Collateral and Guarantee Requirement and (C) in accordance with
Section 5.13(b) of the Credit Agreement, within 90 days after the Restatement Date, to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities that are Equity Interests and issued by any Material Foreign Subsidiary then directly owned by such Original Lien Grantor (to the extent that such Securities have not been pledged and delivered pursuant to clause (i)(B)of this Section 7(a)).

     (ii) With respect to any other Lien Grantor, such Lien Grantor will deliver, on the date on which it signs and delivers its first Security Agreement Supplement or, in the case of Pledged Certificated Securities that are Equity Interests in any Foreign Subsidiary, as promptly as practicable, to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities that are Equity Interests then directly owned by such Lien Grantor and required to be included in the Collateral.

     (iii) After the pledge and delivery of Pledged Certificated Securities described in clause (i) or (ii) of this Section 7(a), whenever such Original Lien Grantor or such Lien Grantor, as the case may be, acquires any other certificate representing a Pledged Certificated Security that are Equity Interests and required to be included in the Collateral, such Original Lien Grantor or such Lien Grantor, as the case may be, will promptly deliver such certificate to the Collateral Agent as Collateral hereunder.

     The provisions of this subsection are subject to the limitation in Section 7(g) in the case of Securities that are voting Equity Interests in a Foreign Subsidiary and to the limitation in Section 7(h) in the case of Equity Interests that are subject to Permitted Encumbrances.

     (b) Uncertificated Securities. (i) With respect to each Original Lien Grantor, such Original Lien Grantor will, (A) on the Effective Date, in respect of each Pledged Uncertificated Security that is an Equity Interest and (I) issued by any Domestic Subsidiary or (II) representing any other Pledged Securities, in each case, then directly owned by such Original Lien Grantor and identified on

Schedule 1 of this Agreement as required to be pledged as part of the Effective Date Collateral and Guarantee Requirement, (B) in accordance with Section 5.13(a) of the Credit Agreement, within 90 days after the Effective Date, in respect of each Pledged Uncertificated Security that is an Equity Interest and
(I) issued by any Restricted Foreign Subsidiary or (II) representing any other Pledged Securities, in each case, then directly owned by such Original Lien Grantor and identified on Schedule 1 of this Agreement as required to be pledged as part of the Post-Closing Collateral and Guarantee Requirement and (C) in accordance with Section 5.13(b) of the Credit Agreement, within 90 days after the Restatement Date, in respect of each Pledged Uncertificated Security that is an Equity Interest issued by any Material Foreign Subsidiary then directly owned by such Original Lien Grantor (to the extent that such Security has not been pledged pursuant to clause (i)(B) of this Section 7(b)), cause the issuer of any such Pledged Uncertificated Security to either (x) register the Collateral Agent as the registered owner of such security on the books and records of the issuer or (y) enter into an Issuer Control Agreement with respect to such Security, in each case as the Collateral Agent and such Original Lien Grantor may reasonably agree; provided that any Equity Interest issued by Xerox (Austria) Holdings GmbH shall not be required to be pledged.

     (ii) With respect to any other Lien Grantor, such Lien Grantor will, on the date on which it signs and delivers its first Security Agreement Supplement or, in the case of Pledged Uncertificated Securities that are Equity Interests in any Foreign Subsidiary, as promptly as practicable, in respect of each Pledged Uncertificated Security that is an Equity Interest then directly owned by such Lien Grantor and required to be included in the Collateral, cause the issuer of any such Pledged Uncertificated Security to either (x) register the Collateral Agent as the registered owner of such security on the books and records of the issuer or (y) enter into an Issuer Control Agreement with respect to such Security, in each case as the Collateral Agent and such Lien Grantor may reasonably agree.

     (iii) After the pledge of Pledged Uncertificated Securities described in clause (i) or (ii) of this Section 7(b), whenever such Original Lien Grantor or such Lien Grantor, as the case may be, acquires any other Pledged Uncertificated Security that is an Equity Interest and required to be included in the Collateral, such Original Lien Grantor or such Lien Grantor, as the case may be, will promptly cause the issuer of any such Pledged Uncertificated Security to either (x) register the Collateral Agent as the registered owner of such security on the books and records of the issuer or (y) enter into an Issuer Control Agreement with respect to such Security, in each case as the Collateral Agent and such Original Lien Grantor or such Lien Grantor, as the case may be, may reasonably agree.

     The provisions of this subsection are subject to (X) the limitation in
Section 7(g) in the case of Securities that are voting Equity Interests in a Foreign

Subsidiary, (Y) Section 9(c) and (Z) the limitation in Section 7(h) in the case of Equity Interests that are subject to Permitted Encumbrances.

     (c) Perfection as to Certificated Securities. When such Lien Grantor delivers the certificate representing any Pledged Certificated Security that is an Equity Interest and owned by it to the Collateral Agent and complies with
Section 7(e) in connection with such delivery, (i) the Security Interest on such Pledged Certificated Security will be perfected under the UCC, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Certificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof if the Collateral Agent does not have notice of any adverse claim to the applicable security.

     (d) Perfection as to Uncertificated Securities. When such Lien Grantor, the Collateral Agent and the issuer of any Pledged Uncertificated Security that is an Equity Interest and owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, or when the Collateral Agent is registered as the registered owner of such Pledged Uncertificated Security, (i) the Security Interest on such Pledged Uncertificated Security will be perfected under the UCC, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Uncertificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC
Section 8-303) thereof if the Collateral Agent does not have notice of any adverse claim to the applicable security.

     (e) Delivery of Pledged Certificates. Any certificate representing a Pledged Certificated Security that is an Equity Interest, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank signed by a Responsible Officer, all in form and substance reasonably satisfactory to the Collateral Agent.

     (f) Communications. If an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Lien Grantors that it elects to exercise the remedies provided in Section 12, such Lien Grantor will promptly give to the Collateral Agent copies of any notices and other communications received by it with respect to Pledged Securities that are Equity Interests and registered in the name of such Lien Grantor or its nominee.

     (g) Foreign Subsidiaries. Such Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any Security that is a voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such Security is excluded from the Collateral at such time pursuant to Section 4(b)(v).

     (h) Equity Interests Subject to Permitted Encumbrances. Such Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any Equity Interest issued by any Person if and to the extent (but only to the extent) that such Equity Interest is excluded from the Collateral at such time pursuant to Section 4(b)(i).

     (i) Such Lien Grantor shall hold directly, and not through any subsidiary, Securities Intermediary or other Person, all Pledged Securities owned by it.

     Section 8. Collateral Account. (a) There is hereby established with the Collateral Agent, with respect to each Lien Grantor, a cash collateral account (its "Collateral Account") in the name and under the exclusive control of the Collateral Agent into which there shall be deposited from time to time after the occurrence and during the continuance of an Actionable Event of Default and upon notice from the Collateral Agent that it elects to exercise the remedies provided in this Section 8 the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to subsection 8(b) hereof or any other provision of any Domestic Security Document. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of each Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All cash amounts on deposit in each Collateral Account from time to time after the occurrence and during the continuance of an Event of Default, together with any Liquid Investments from time to time made pursuant to subsection 8(d) hereof, shall at all times be within the exclusive possession, dominion and control of the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

     (b) If an Actionable Event of Default shall have occurred and be continuing and if so requested by the Required Lenders, each Lien Grantor shall instruct all account debtors and other Persons obligated in respect of all Accounts then included in the Collateral to make all payments in respect of the Accounts either (i) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name of such Lien Grantor (with a notation that proceeds held therein are held in trust for and subject to the Liens of the Secured Parties) and under the control of the Collateral Agent) or (ii) under other arrangements, in form and substance satisfactory to the Collateral Agent, pursuant to which such Lien Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Collateral Account or as the Collateral Agent may otherwise instruct such bank. All such payments made to the Collateral Agent shall be deposited in such Lien Grantor's Collateral Account. In addition to the foregoing, such Lien Grantor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) are received by it at a time when the foregoing provisions of this Section 8(b) are in effect, such Lien Grantor shall as promptly as possible deposit such proceeds into its Collateral Account. Until so deposited into the Collateral Account, all such proceeds shall, during the continuation of such Event of Default, be held in trust by such Lien Grantor for the Secured Parties and shall not be commingled with any other funds or property of such Lien Grantor.

     (c) Upon acceleration of the Loans in accordance with the terms of the Credit Agreement, the Collateral Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of each Collateral Account in the manner specified in Section 14.

     (d) If an Actionable Event of Default shall have occurred and be continuing, amounts on deposit in each Collateral Account, to the extent not applied in the manner specified in Section 14 pursuant to paragraph (c) above, shall be invested and re-invested from time to time in such Liquid Investments as the relevant Lien Grantor shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent, provided that the Collateral Agent shall, if instructed by the Required Lenders, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 14; and provided further that the Collateral Agent shall, if so instructed by relevant Lenders in the manner specified in Section 9.02 of the Credit Agreement, liquidate any such Liquid Investments and release the proceeds thereof to the relevant Lien Grantor. For this purpose, "Liquid Investments" means Permitted Investments; provided that each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent.

     Section 9. Transfer of Record Ownership. (a) If an Actionable Event of Default shall have occurred and be continuing, the Collateral Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Collateral Agent, will as promptly as practicable) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Collateral Agent or its nominee.

     (b) Perfection upon Transfer of Record Ownership. If and when any Pledged Security (whether certificated or uncertificated) owned by such Lien Grantor is transferred of record into the name of the Collateral Agent or its nominee pursuant to Section 7(b) or 9(a), (i) the Security Interest on such Pledged Security will be perfected, subject to no prior Liens or rights of others, (ii) the

Collateral Agent will have Control of such Pledged Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC
Section 8-303) thereof if the Collateral Agent does not have notice of any adverse claim to the applicable security.

     (c) Provisions Inapplicable after Transfer of Record Ownership. If the provisions of Section 9(a) are implemented, Section 7(b) shall not thereafter apply to any Pledged Security that is registered in the name of the Collateral Agent or its nominee.

     (d) Communications after Transfer of Record Ownership. The Collateral Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Collateral Agent with respect to Pledged Securities registered in the name of the Collateral Agent or its nominee.

     Section 10. Right to Vote Securities. (a) Unless an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that it elects to exercise the remedies provided in this Section 10, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it, and the Collateral Agent will, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Collateral Agent or its nominee, in each case as shall be reasonably requested by such Lien Grantor. Unless an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that it elects to exercise the remedies provided in this Section 10, the Collateral Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

     (b) If an Actionable Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Lien Grantor that it elects to exercise the remedies provided in this Section 10, the Collateral Agent will have the right to the extent permitted by Applicable Law (and, in the case of Collateral consisting of any Security that is subject to any Permitted Encumbrances, by the relevant agreement or governing document to the extent of any Permitted Encumbrances contained in such agreement or governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Securities (if any) with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.

     Section 11. General Authority. Each Lien Grantor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, the Collateral Agent, the Secured Parties or otherwise, for the use and benefit of the Secured Parties, but at the Borrowers' expense, to the extent permitted by law to exercise, upon the occurrence and during the continuance of an Actionable Event of Default or upon acceleration of the Loans in accordance with the terms of the Credit Agreement, all or any of the following powers with respect to all or any of the
Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) upon acceleration of the Loans in accordance with the terms of the Credit Agreement, to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof, as fully and effectually as if the Collateral Agent were the absolute owner of the Lien Grantor's right, title and interest therein, and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that, except in the case of Personal Property Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

     Section 12. Remedies upon Actionable Event of Default or Acceleration. (a) Upon acceleration of the Loans in accordance with the terms of the Credit Agreement, the Collateral Agent may exercise (or cause its sub-agents to exercise) any and all remedies available to it (or to such sub-agents) under the Security Documents. Without limiting the generality of the foregoing, upon acceleration of the Loans in accordance with the terms of the Credit Agreement, the Collateral Agent may exercise (or cause its sub-agents to exercise) on behalf of the Secured Parties all rights of a secured party after default under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Personal Property Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 14 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, take possession of, sell, lease, license or otherwise dispose of the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The relevant Lien Grantor will execute and deliver such documents and take such other action as the Collateral Agent deems reasonably necessary or proper in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the relevant Lien Grantor which may be waived, and such Lien Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 11 shall comply with the requirements set forth in Section 11. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

       (b) For the purpose of enforcing any and all rights and remedies under the Security Documents upon the occurrence and during the continuance of an Actionable Event of Default or upon acceleration of the Loans in accordance with the terms of the Credit Agreement, as the case may be, the Collateral Agent may
(i) require any Lien Grantor to, and such Lien Grantor agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith take reasonable steps to assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and such Lien Grantor, whether at the premises of such Lien Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use such Lien Grantor's books and records relating to the Collateral upon reasonable prior notice and at reasonable times and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Lien Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent reasonably deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by such Lien Grantor in connection therewith and included in the Collateral, subject, with respect to products being sold under Trademarks, to standards of quality with respect to such products that are reasonably comparable to those prevailing at the time of such Actionable Event of Default.

       (c) The remedies specified in this Section 12 do not affect, and are in addition to, remedies otherwise specified for or available to the Collateral Agent or the Secured Parties under this Agreement or any other Loan Document, including, but not limited to, remedies available upon the occurrence and during the continuance of an Event of Default or Actionable Event of Default, as the case may be.

       (d) The Collateral Agent hereby agrees that, notwithstanding anything to the contrary set forth herein, the exercise of rights and remedies by the Collateral Agent pursuant to this Section 12 (or otherwise) with respect to any Collateral may be subject to the effect of any Permitted Encumbrances.

       Section 13. Limitation on Duty of Collateral Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

       Section 14. Application of Proceeds. (a)(i) Upon (A) acceleration of the Loans in accordance with the terms of the Credit Agreement and (B) the exercise of remedies by the Collateral Agent under Section 12 hereof, the proceeds of any sale of, or other realization upon, all or any part of the Collateral, shall be applied by the Collateral Agent as follows:

             first, to pay the expenses of such sale or other realization, including reasonable compensation to agents contemplated by Section 16 and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Domestic Security Documents, and then ratably to pay any other unreimbursed expenses for which the Collateral Agent is to be reimbursed pursuant to Section 17 hereof;

             second, (w) in the case of proceeds of any sale of, or realization upon, Shared Collateral that includes both ESOP Restricted Collateral and XCFI Restricted Collateral remaining after the application of amounts pursuant to clause first above, in ratable amounts as follows:

             (I) the ESOP Percentage thereof shall be applied to pay (or provide for the payment thereof pursuant to Section ) the ESOP Secured Obligations in accordance with Section until payment in full of all ESOP Secured Obligations shall have been made (or so provided for);

             (II) the XCFI Percentage thereof shall be applied to pay (or provide for the payment thereof pursuant to Section 14(b)) the XCFI Secured Obligations in accordance with Section 14(a)(iii) until payment in full of all XCFI Secured Obligations shall have been made (or so provided for); and

             (III) the CA Percentage thereof shall be applied to pay (or provide for the payment thereof pursuant to Section 14(b)) the CA Secured Obligations in accordance with Section 14(a)(iv) until payment in full of all CA Secured Obligations shall have been made (or so provided for);

       (x) in the case of proceeds of any sale of, or realization upon, ESOP Restricted Collateral that is not XCFI Restricted Collateral remaining after the application of amounts pursuant to clause first above, in ratable amounts as follows:

             (I) the ESOP Percentage thereof shall be applied to pay (or provide for the payment thereof pursuant to Section 14(b)) the ESOP Secured Obligations in accordance with Section 14(a)(ii) until payment in full of all ESOP Secured Obligations shall have been made (or so provided for); and

             (II) the CA Percentage thereof shall be applied to pay (or provide for the repayment thereof pursuant to Section 14(b)) the CA Secured Obligations in accordance with Section 14(a)(iv) until payment in full of all CA Secured Obligations shall have been made (or so provided for);

       (y) in the case of proceeds of any sale of, or realization upon, XCFI Restricted Collateral that is not ESOP Restricted Collateral remaining after the application of amounts pursuant to clause first above, in ratable amounts as follows:

             (I) the XCFI Percentage thereof shall be applied to pay (or provide for the payment thereof pursuant to Section 14 (b)) the XCFI Secured Obligations in accordance with Section 14(a)(iii) until payment in full of all XCFI Secured Obligations shall have been made (or so provided for); and

             (II) the CA Percentage thereof shall be applied to pay (or provide for the repayment thereof pursuant to Section 14(b)) the CA Secured Obligations in accordance with Section 14(a)(iv) until payment in full of all CA Secured Obligations shall have been made (or so provided for); and

       (z) in the case of proceeds of any sale of, or realization upon, any Collateral that is not Shared Collateral remaining after the application of amounts pursuant to clause first above, 100% thereof shall be applied to pay (or provide for the payment thereof pursuant to Section 14(b)) the CA Secured Obligations in accordance with Section 14(a)(iv) until payment in full of all CA Secured Obligations shall have been made (or so provided for); and

             finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it.

             (ii) All amounts required to be applied to pay (or provide for the payment of) the ESOP Secured Obligations pursuant to Section 14(a)(i) shall be applied by the Collateral Agent in the following order of priorities:

             first, to pay the unpaid principal of the ESOP Secured Obligations ratably (or provide for the payment thereof pursuant to Section 14(b)), until payment in full of the principal of all ESOP Secured Obligations shall have been made (or so provided for);

             second, to pay ratably all interest on the ESOP Secured Obligations; and

             third, to pay all other ESOP Secured Obligations ratably (or provide for the payment thereof pursuant to Section 14(b)), until payment in full of all such other ESOP Secured Obligations shall have been made (or so provided for).

             (iii) All amounts required to be applied to pay (or provide for the payment of) the XCFI Secured Obligations pursuant to Section 14(a)(i) shall be paid by the Collateral Agent to the Trustee under each of the XCFI Indentures (and any successor Trustee thereunder) for application by such Trustee in accordance with the provisions of each of the XCFI Indentures (or provide for such payment pursuant to Section 14(b)), until payment in full of all XCFI Secured Obligations shall have been made (or so provided for).

             (iv) All amounts required to be applied to pay (or provide for the payment of) the CA Secured Obligations pursuant to Section 14(a)(i) shall be applied by the Collateral Agent in the following order of priorities:

             first, to ratably pay any unreimbursed expenses for which any Secured Party is to be reimbursed pursuant to Section 9.04 of the Credit Agreement, and any unpaid fees owing to the Agents under the Credit Agreement;

             second, to pay the unpaid principal of Tranche B Term Loans (or provide for the payment thereof pursuant to Section 14(b)), until payment in full of the principal of all Tranche B Term Loans shall have been made (or so provided for);

             third, to pay interest on Tranche B Term Loans, until payment in full of all such interest shall have been made;

                fourth, to pay ratably the unpaid principal of Revolving Loans, Tranche A Term Loans and, if still outstanding, Tranche C Term Loans (or provide for the payment thereof pursuant to Section ), until payment in full of the principal of such Loans shall have been made (or so provided for);

                fifth, to pay ratably all interest and fees payable under the Credit Agreement to Revolving Lenders, Tranche A Lenders and, if still outstanding, Tranche C Lenders, until payment in full of all such interest and fees shall have been made; and

                sixth, to pay all other CA Secured Obligations ratably (or provide for the payment thereof pursuant to Section ), until payment in full of all such other CA Secured Obligations shall have been made (or so provided for).

                (v) The Collateral Agent may make distributions under clauses
         (i), (ii) or (iii) above in cash or in kind or, on a ratable basis, in any combination thereof.

         (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 14(b), be payable in respect of a Contingent CA Secured Obligation or any other Secured Obligation that is not then due and payable (by reason of acceleration or otherwise), the Collateral Agent shall not apply any monies to pay such Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Secured Obligation if then ascertainable (e.g. in the case of a Letter of Credit, the maximum amount available for subsequent drawings thereunder, regardless of whether the conditions to drawing thereunder are then satisfied). If the holder of such Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Secured Obligation were outstanding and then due and payable in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 14(b) rather than Section 14(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Secured Obligation becomes due and payable (or, in the case of a Contingent CA Secured Obligation, becomes a Non-Contingent CA Secured Obligation), whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of Section 14(a) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of
Section 14(a). If (i) the holder of such Secured Obligation shall advise the Collateral Agent that no portion thereof (A) has not become due and payable or
(B) remains in the category of a Contingent CA Secured Obligation, as the case may be, and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 14(b) in respect of such Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that have become due and payable or become Non-Contingent CA Secured Obligations, as the case may be), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in the relevant clause of Section 14(a).

         (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to
Section 15(c). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

         (d) Notwithstanding anything to the contrary contained herein or in any other Domestic Security Document, the aggregate amount of proceeds of all sales of, and other realizations upon, Restricted Collateral applied pursuant to this
Section 14 shall not at any time exceed the Basket Lien Available Amount at such time.

         Section 15. Concerning the Collateral Agent. The provisions of Article VIII of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement (as if the Collateral Agent were the Administrative Agent referred to therein) and shall be binding upon the parties to the Credit Agreement. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein specified:

              (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required

         Lenders or, in the absence of such instructions, in accordance with its discretion.

              (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of any Security Document by any Lien Grantor.

              (c) For all purposes of the Domestic Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent CA Secured Obligation or not, the Collateral Agent will be entitled to rely on information from
         (i) its own records for information as to the Lender and Agents, their Secured Obligations and actions taken by them, (ii) any Secured Party for information as to its Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iii) Xerox, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

         Section 16. Appointment of Co-Collateral Agents. At any time or times, upon prior written notice to Xerox and in order to (a) comply with any legal requirement in any jurisdiction, (b) preserve or protect the Collateral, (c) exercise remedies specified in this Agreement or (d) otherwise carry out duties or exercise rights specified in this Agreement, the Collateral Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 15).

         Section 17. Expenses. Xerox agrees that it will forthwith upon demand pay to the Collateral Agent:

              (i) the amount of any Taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any other Lien thereon; and

              (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and, upon the occurrence and during the continuance of an Event of Default, of any other experts, which the Collateral Agent may incur in connection with
         (w) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Collateral Agent of any of the rights conferred upon it under the Security Documents or (z) any Event of Default.

         Any such amount not paid on demand shall bear interest at the rate applicable to Base Rate Loans from time to time plus 2% and shall be an additional Secured Obligation hereunder.

         Section 18. Taxes. Each Guarantor agrees that: (a) All payments of Secured Obligations and all other amounts payable on, under or in respect of this Agreement or any other Domestic Security Document by such Guarantor, including, without limitation, amounts payable by such Guarantor under clause
(b) of this Section 18, shall be made free and clear of and without deduction for all present and future Taxes (other than income or franchise taxes imposed on (or measured by) the net income of a Secured Party by a Secured Party Jurisdiction of that Secured Party) including any such Taxes imposed with respect to this Agreement or any other Domestic Security Document, the execution, registration, enforcement, notarization or other formalization of any thereof, and any payments of principal, interest, charges, fees, commissions or other amounts made on, under or in respect thereof (hereinafter called "Covered Taxes"), provided that, if any Guarantor shall be required to deduct any Covered Taxes from such payments, then (i) the sum payable will be increased as necessary so that, after all required deductions (including deductions applicable to additional sums payable under this Section) are made, each relevant Secured Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. The parties agree to cooperate and provide information with respect to United States and foreign withholding tax matters relating to payments under this Agreement in a manner consistent with the principles of Section 2.16(e) of the Credit Agreement, mutatis mutandis. The parties also agree that the provisions of
Section 2.16(f) of the Credit Agreement apply, mutatis mutandis, to Covered Taxes that are deducted, withheld or paid by a Guarantor pursuant to this Agreement.

         (b) Each Guarantor shall indemnify each Secured Party, within 15 Business Days after written demand therefor, for the full amount of any Covered Taxes paid or incurred by such Secured Party with respect to any payment by or obligation of such Guarantor under or with respect to this Agreement or any other

Domestic Security Document (including Covered Taxes imposed or asserted on or attributable to amounts payable under this Section) and any expenses arising therefrom or with respect thereto, whether or not such Covered Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Each Secured Party shall make a good faith effort to verify that such Covered Taxes are correctly and legally imposed or asserted by the relevant Governmental Authority. An officer's certificate as to the amount of any such payment delivered to Xerox by a Secured Party on its own behalf, or by the Collateral Agent on behalf of a Secured Party, shall be conclusive absent manifest error.

         (c) Within 15 Business Days after any Guarantor pays any Covered Taxes to a Governmental Authority, such Guarantor shall deliver to the Collateral Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment. Each Guarantor shall promptly furnish to each Secured Party any other information, documents and receipts that the Secured Party may from time to time reasonably request to establish to its satisfaction that full and timely payment of all Covered Taxes has been made. The applicable Guarantor will be deemed to have satisfied the requirement of this Section 18(c) if it has furnished such information, documents and/or receipts to the Collateral Agent.

         (d) Notwithstanding paragraphs (a) and (b) above, the payment increases and indemnities pursuant to those paragraphs will not apply to the payment of any Secured Obligation to the extent that (in the absence of this paragraph (d)) the Secured Party would thereby receive a net cash payment in respect of that Secured Obligation greater than if that Secured Obligation had been paid by the relevant Borrower.

         Section 19. Termination of Security Interests; Release of Collateral.

         (a) Each Security Interest granted hereunder shall terminate, and all rights to the relevant Collateral shall revert to the relevant Lien Grantor, if, as and to the extent permitted by Section 9.02 and 9.03 of the Credit Agreement, as the case may be.

         (b) Notwithstanding any contrary provision of this Agreement, if at any time prior to the termination of the Security Interests pursuant to this Section 19, the ESOP Secured Obligations are paid in full, all rights hereunder of the holders of ESOP Secured Obligations shall simultaneously terminate, and none of the Secured Subsidiary Guarantors shall thereafter be an ESOP Restricted Secured Subsidiary Guarantor.

         (c) Notwithstanding any contrary provision of this Agreement, if at any time prior to the termination of the Security Interests pursuant to this Section 19, the XCFI Secured Obligations are paid in full, all rights hereunder of the holders of XCFI Secured Obligations shall simultaneously terminate.

         (d) Upon any termination of a Security Interest or release of Collateral, the Collateral Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Security Interest or the release and reassignment of such Collateral, as the case may be.

         Section 20. Additional Guarantors and Lien Grantors. Any Domestic Subsidiary may become a party hereto by signing and delivering to the Collateral Agent a Guarantee and Security Agreement Supplement, whereupon such Subsidiary shall become a "Subsidiary Guarantor" and a "Lien Grantor" as defined herein.

         Section 21. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telex or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Collateral Agent and Xerox. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement will be deemed to have been given on the date of receipt.

         Section 22. Waivers, Non-Exclusive Remedies. No failure on the part of the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

         Section 23. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties and their successors and, in the case of the Lenders, permitted assigns pursuant to Section 9.04 of the Credit Agreement and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the obligation so assigned, shall be automatically transferred with such obligation. This Agreement shall be binding on Xerox, each Subsidiary Guarantor and its successors and assigns.

     Section 24. Changes in Writing. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of such Lenders as are required to consent thereto under Section 9.02 of the Credit Agreement.

     Section 25. New York Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

     Section 26. WAIVER OF JURY TRIAL. EACH PARTY HERETO AND ANY OTHER SECURED PARTY BY ITS ACCEPTANCE OF THE BENEFITS HEREOF OR BY SEEKING TO ENFORCE THIS AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), AND EACH OF SUCH PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 27. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            XEROX CORPORATION


                                            By:_________________________________
                                            Name:  Gregory B. Tayler
                                            Title: Vice President & Treasurer



                                            BANK ONE, NA, as Collateral Agent


                                            By:_________________________________
                                            Name:
                                            Title:

                                      Subsidiary Guarantors:

                                      VRN INC.
                                      XEROX FINANCE, INC.
                                      XEROX FINANCIAL SERVICES, INC.
                                      XEROX CAPITAL MANAGEMENT LLC
                                         By: Xerox Corporation, as sole member
                                      XEROX INVESTMENT MANAGEMENT LLC
                                         By: Xerox Capital Management LLC, as
                                         sole member
                                               By: Xerox Corporation, as sole
                                               member
                                      XEROX EXPORT, LLC
                                         By: Xerox Corporation, as sole member



                                      By:_______________________________________
                                      Name:   Gregory B. Tayler
                                      Titles: President & Treasurer of VRN Inc.,
                                              President of Xerox Finance,Inc.,
                                              Chairman & President of Xerox
                                              Financial Services, Inc., and Vice
                                              President & Treasurer of Xerox
                                              Corporation



                                      AMTX, INC.
                                      XDI, INC.



                                      By:_______________________________________
                                      Name:   Allan E. Dugan
                                      Titles: Chairman & President of AMTX, Inc.
                                              and Chairman of XDI, Inc.

                                      BRADLEY COMPANY


                                      By:_______________________________________
                                      Name:  Roy B. Larson
                                      Title: Vice President



                                      CARMEL VALLEY, INC.
                                      CHRYSTAL SOFTWARE, INC.
                                      INCONCERT, INC.
                                      LIVEWORKS, INC.
                                      SCC BURTON CORPORATION
                                      TERABANK SYSTEMS, INC.
                                      UPPERCASE, INC.



                                      By:_______________________________________
                                      Name:   Thomas C. Little
                                      Titles: Chairman, President & Treasurer of
                                              Carmel Valley, Inc., President &
                                              Treasurer of Chrystal Software,
                                              Inc., InConcert, Inc., LiveWorks,
                                              Inc., SCC Burton Corporation and
                                              Uppercase, Inc., and President of
                                              Terabank Systems, Inc.



                                      PIXELCRAFT, INC.



                                      By:_______________________________________
                                      Name:   Herve Gallaire
                                      Title:  Chairman, President & Treasurer

                                      INTELLIGENT ELECTRONICS, INC.
                                      INTELLINET, LTD.
                                      RNTS, INC.
                                      XEROX CONNECT, INC.



                                      By:_______________________________________
                                      Name:  Robert Hope
                                      Title: Treasurer



                                      JEREMIAD CO.
                                      SECURITIES INFORMATION CENTER, INC.
                                      XTENDED MEMORY SYSTEMS


                                      By:_______________________________________
                                      Name:  Martin S. Wagner
                                      Title: President



                                      XEROX INTERNATIONAL REALTY CORPORATION
                                      XEROX REALTY CORP. (CALIFORNIA)
                                      LANSDOWNE RESIDENTIAL LLC
                                        By: Xerox Realty Corporation, as
                                        sole member
                                      XRC REALTY CORP. WEST
                                      XEROX REALTY CORPORATION


                                      By:_______________________________________
                                      Name:   David R. McLellan
                                      Titles: President of Xerox International
                                              Realty Corporation, Xerox Realty
                                              Corp. (California) and XRC Realty
                                              Corp. West, and Chairman &
                                              President of Xerox Realty
                                              Corporation

                                      LOW-COMPLEXITY
                                      MANUFACTURING GROUP, INC.
                                      PALO ALTO RESEARCH CENTER INCORPORATED
                                      PAGECAM, INC.
                                      XEROX COLORGRAFX SYSTEMS, INC.
                                      XEROX IMAGING SYSTEMS, INC.
                                      XESYSTEMS, INC.


                                      By:_______________________________________
                                      Name:   James J. Costello
                                      Titles: Vice President of Low-Complexity
                                              Manufacturing Group, Inc. and Palo
                                              Alto Research Center Incorporated,
                                              Vice President & Treasurer of
                                              PageCam, Inc., Chairman, President
                                              & Treasurer of Xerox ColorgrafX
                                              Systems, Inc. and Xerox Imaging
                                              Systems, Inc., and Chairman of
                                              XESystems, Inc.


                                      PACIFIC SERVICES AND DEVELOPMENT
                                      CORPORATION

                                      By:_______________________________________
                                      Name:   J. Terrance Daly
                                      Title:  President & Treasurer


                                      TALEGEN HOLDINGS, INC.
                                      TALEGEN PROPERTIES, INC.


                                      By:_______________________________________
                                      Name:   George Rachmiel
                                      Titles: Chairman, President & Treasurer of
                                              Talegen Holdings, Inc. and
                                              Chairman & President of Talegen
                                              Properties, Inc.

                                     VIA XEROX RELOCATION COMPANY,
                                     INC.


                                     By:_______________________________________
                                     Name:  David Owens
                                     Title: President



                                     XE HOLDINGS, INC.


                                     By:_______________________________________
                                     Name:  John Duerden
                                     Title: Chairman, President & Treasurer



                                     XEROX COLOR PRINTING, INC.


                                     By:_______________________________________
                                     Name:  John Vester
                                     Title: Vice President



                                     XEROX CREDIT CORPORATION


                                     By:_______________________________________
                                     Name:  John Rivera
                                     Title: Vice President & Treasurer



                                     XEROX INTERNATIONAL JOINT
                                     MARKETING, INC.


                                     By:_______________________________________
                                     Name:  James Firestone
                                     Title: President

                                            XEROX LATINAMERICAN HOLDINGS, INC.


                                            By:_________________________________
                                            Name:   Enrique Cervetti
                                            Title:  President & Treasurer



                                            XEROX REAL ESTATE SERVICES, INC.


                                            By:_________________________________
                                            Name:   David Pierson
                                            Title:  President



                                            IGHI, INC.


                                            By:_________________________________
                                            Name:   Mark Sheivachman
                                            Title:  Treasurer

                                                                      SCHEDULE 1

                               PLEDGED SECURITIES
                           (as of the Effective Date)

                   Jurisdiction                                      Number of
                        of            Owner of        Percentage     Shares or
     Issuer        Organization       Security          Owned          Units
  -------------  ----------------    ----------      ------------    ----------

                                      S-1-1

                                                                      SCHEDULE 2

                             TERMS OF SUBORDINATION

     SECTION 1. Agreement to Subordinate. The XCC Subordinated Obligations are subordinated in right of payment, to the extent and in the manner provided in this Schedule 2, to the prior payment in full of all XCC Senior Obligations. The subordination provisions are for the benefit of and enforceable by the holders of XCC Senior Obligations or their designated representatives.

     SECTION 2. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of XCC to creditors upon a total or partial liquidation or a total or partial dissolution of XCC or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to XCC or its property:

          (1) holders of XCC Senior Obligations are entitled to receive payment in full in cash of all XCC Senior Obligations, including all interest accrued or accruing on XCC Senior Obligations after the commencement of any bankruptcy, insolvency or reorganization or similar case or proceeding at the contract rate (including, without limitation, any contract rate applicable upon default) specified in the XCC Indentures, whether or not the claim for the interest is allowed as a claim in the case or proceeding with respect to the XCC Senior Obligation (only such payment constituting "payment in full") before any holder of XCC Subordinated Obligations (the "XCC Secured Parties") will be entitled to receive any payment of XCC Subordinated Obligations; and

          (2) until the XCC Senior Obligations are paid in full, any distribution from the assets of XCC to which XCC Secured Parties would be entitled but for these subordination provisions shall instead be made to holders of XCC Senior Obligations as their interests may appear.

     SECTION 3. Payment Default at Final Maturity. XCC shall not pay any XCC Subordinated Obligations until such time as all the XCC Senior Obligations have been paid in full when due.

     SECTION 4. When Distribution Must Be Paid Over. If a payment or other distribution is made to the XCC Secured Parties that because of these subordination provisions should not have been made to them, the XCC Secured Parties that receive the distribution shall hold it in trust for holders of XCC Senior Obligations and pay it over to them as their interests may appear.

     SECTION 5. Subrogation. A distribution made under these subordination provisions to holders of XCC Senior Obligations which otherwise

                                     S-2-1
would have been made to the XCC Secured Parties is not, as between XCC and the XCC Secured Parties, a payment by XCC on XCC Senior Obligations. After all XCC Senior Obligations are paid in full and until the XCC Subordinated Obligations are paid in full, the XCC Secured Parties will be subrogated to the rights of holders of XCC Senior Obligations to receive payments in respect of XCC Senior Obligations, which, to the extent received by the XCC Secured Parties, do not constitute, as between XCC and the XCC Secured Parties, payments by XCC on the XCC Subordinated Obligations.

     SECTION 6. Relative Rights; Subordination Not to Prevent Events of Default or Limit Right to Accelerate. These subordination provisions define the relative rights of the XCC Secured Parties and holders of XCC Senior Obligations and do not impair, as between XCC and the XCC Secured Parties, the obligation of XCC, which is absolute and unconditional, to pay principal of and interest on the XCC Subordinated Obligations in accordance with their terms. The failure to make a payment pursuant to the XCC Subordinated Obligations by reason of these subordination provisions does not prevent the occurrence of a Default, nor do these subordination provisions have any effect on the right of the XCC Secured Parties or the Collateral Agent to accelerate the maturity of the XCC Subordinated Obligations upon an Event of Default or prevent the Collateral Agent or any XCC Secured Party from exercising its available remedies upon a Default, subject to the rights of holders of XCC Senior Obligations to receive distributions otherwise payable to the XCC Secured Parties.

     SECTION 7. Subordination May Not Be Impaired by Company. No right of any holder of XCC Senior Obligations to enforce the subordination of the XCC Subordinated Obligations will be impaired by any act or failure to act by XCC or by its failure to comply with this Schedule 2.

     SECTION 8. Rights of Collateral Agent. The Collateral Agent may continue to make payments on the XCC Subordinated Obligations and will not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than one Business Day prior to the date of such payment, the Collateral Agent receives notice satisfactory to it from XCC or a holder of XCC Senior Obligations that payments may not be made under this
Schedule 2.

     SECTION 9. Collateral Agent Not Fiduciary for Holders of XCC Senior Obligations. The Collateral Agent will not be deemed to owe any fiduciary duty to the holders of XCC Senior Obligations and will not be liable to any such holders if it mistakenly pays over or distribute to the XCC Secured Parties, or to XCC or any other Person, any money or assets to which holders of XCC Senior Obligations are entitled by virtue of this Schedule 2.

                                     S-2-2

     SECTION 10. Reliance by Holder of XCC Senior Obligations on Subordination Provisions; No Waiver. (a) Each XCC Secured Party acknowledges and agrees that these subordination provisions are, and are intended to be, an inducement and a consideration to each holder of XCC Senior Obligations, to acquire or to hold such XCC Senior Obligations, and each holder of XCC Senior Obligations will be deemed conclusively to have relied on these subordination provisions in acquiring and holding such XCC Senior Obligations.

          (b) The holders of XCC Senior Obligations may, at any time and from time to time, without the consent of or notice to the Collateral Agent or the XCC Secured Parties, without incurring any liability or responsibility to the XCC Secured Parties, and without impairing the rights of holders of XCC Senior Obligations under these subordination provisions, do any of the following:

          (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, XCC Senior Obligations or any instrument evidencing the same or any agreement under which XCC Senior Obligations is outstanding or secured;

          (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing XCC Senior Obligations;

          (3) release any Person liable in any manner for the payment of XCC Senior Obligations; or

          (4) exercise or refrain from exercising any rights against XCC and any other Person.

                                     S-2-3

                                                                       EXHIBIT A
                                                           to Security Agreement


                             PERFECTION CERTIFICATE

         The undersigned is a duly authorized officer of XEROX CORPORATION ("Xerox"). With reference to the Guarantee and Security Agreement (the "Security Agreement") dated as of _________, 2002 among XEROX CORPORATION, the Subsidiary Guarantors party thereto and BANK ONE, NA, as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:

         A.  Information Required for Filings and Searches for Prior Filings.

             1. Jurisdiction of Organization. The jurisdiction of organization of each Lien Grantor is set forth in Schedule 3.12 to the Credit Agreement.

             2. Name. The exact legal name of each Lien Grantor as it appears in its organizational documents is set forth in Schedule 3.12 to the Credit Agreement.

             3. Prior Names. (a) Set forth below is each other corporate or other legal name that each of Xerox, Xerox Financial Services, Inc. ("XFSI"), Intelligent Electronics, Inc. ("IEI") and Xerox Connect, Inc. ("XCI") has had within the past 5 years, together with the date of the relevant change:

             (b) Except as set forth in Schedule 1 hereto, none of Xerox, XFSI, IEI or XCI has changed its corporate structure in any way within the past five years.

             4. Filing Office. In order to perfect, as of the Effective Date, the Security Interests granted by each Lien Grantor, to the extent that such Security Interests may be perfected by filing a financing statement pursuant to the UCC, a duly signed financing statement on Form UCC-1, with the collateral described as set forth on Schedule 2 hereto, should be on file with respect to each such Lien Grantor in the Office of the Secretary of State in the jurisdiction of organization of such Lien Grantor as set forth in Schedule 3.12 to the Credit Agreement.

         B. Additional Information Required for Searches for Prior Filings Under Old Article 9.

             Current Locations. The chief executive office of each of Xerox, XFSI, IEI and XCI is located at the following address:

Name of Lien Grantor      Mailing Address       County            State
----------------------    --------------------  -------------     -------------


Xerox, XFSI, IEI and XCI [do] [do not] have a place of business in another county of the State where their respective chief executive offices are located.

         C.  Search Reports.

         A true copy of a file search report from the central UCC filing office in each jurisdiction where Xerox, XFSI, IEI or XCI has any material assets with respect to Xerox, XFSI, IEI or XCI, as applicable (searches in local filing offices, if any, are not required), has been provided to the Collateral Agent. This file search report covers Xerox and Material Domestic Subsidiaries which, in aggregate and without giving effect to the Restatement, represent (1) more than 90% of the total revenues of Xerox and Domestic Subsidiaries for Fiscal Year ended December 31, 2001 and (2) more than 90% of the total assets of Xerox and Domestic Subsidiaries as of December 31, 2001.

         D.  UCC Filings.

         Schedule 3.12 to the Credit Agreement sets forth filing information with respect to the filings referred to in Part A-4 above (including name, jurisdiction of organization and federal employer identification number of each Lien Grantor) and Schedule 3 hereto sets forth the address of the chief executive office of each Lien Grantor. All filing fees and taxes payable in connection with such filings will be paid by Xerox.

         IN WITNESS WHEREOF, I have hereunto set my hand this __ day of __________, 2002


                                                ________________________________
                                                Name:
                                                Title:

                                                                      Schedule 1
                                                       to Perfection Certificate


                         CHANGES IN CORPORATE STRUCTURE

                                                                      Schedule 2
                                                       to Perfection Certificate


                            DESCRIPTION OF COLLATERAL

         All personal property, provided that, upon the sale, disposition, assignment, lease, license, conveyance or other transfer by the Debtor of personal property (including the sale, disposition, assignment, lease, license, conveyance or other transfer of accounts and other assets in connection with the monetization or other financing of such accounts and other assets) from time to time, such personal property shall be automatically released from the collateral pursuant to Section 9.03 of the Credit Agreement dated as of June __, 2002 among the Debtor, the Secured Party and the other borrowers, lenders and agents party thereto.

                                                                      Schedule 3
                                                       to Perfection Certificate


                    CHIEF EXECUTIVE OFFICES OF LIEN GRANTORS


                 Name of Lien Grantor    Chief Executive Office
                 --------------------    ----------------------

                                                                       EXHIBIT B
                                                           to Security Agreement


                            ISSUER CONTROL AGREEMENT


         ISSUER CONTROL AGREEMENT dated as of ______, _____ among [NAME OF LIEN GRANTOR] (with its successors, the "Lien Grantor"), BANK ONE, NA, as Collateral Agent (with its successors, the "Secured Party"), and _________ (the "Issuer"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [Issuer's jurisdiction of incorporation].

                              W I T N E S S E T H :

         WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the "Securities");

         WHEREAS, pursuant to a Guarantee and Security Agreement dated as of [date of Security Agreement] (as such agreement may be amended and/or supplemented from time to time, the "Security Agreement"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "Security Interest") in all right, title and interest of the Lien Grantor in, to and under the Securities, whether now existing or hereafter arising; and

         WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Security Interest on the Securities;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Nature of Securities. The Issuer confirms that (i) the Securities are "uncertificated securities" (as defined in Section 8-102 of the UCC) and (ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

         Section 2. Instructions. The Issuer agrees to comply with any "instruction" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

         Section 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of setoff that it may now have or hereafter acquire in or with respect to the Securities. The Issuer's obligations in respect of the Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

     Section 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer's jurisdiction of incorporation].

     Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the "Existing Other Agreements")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

     Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

     Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

     Section 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

          (i) Lien Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer may comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a "Notice of Exclusive Control"), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

          (ii) Non-Cash Dividends and Distributions. After the Issuer receives a Notice of Exclusive Control, the Issuer shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

          (iii) Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

     Section 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

          (i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.

          (ii) The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

     Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

     Lien Grantor:

     Secured Party:

     Issuer:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

     Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Security Interest,
(ii)
are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Security Interest in the Securities has been terminated pursuant to the Security Agreement, and the Secured Party agrees to provide such notice of termination upon the request of the Lien Grantor on or after such termination of the Security Interest.

     Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                          [NAME OF LIEN GRANTOR]


                                          By:___________________________________
                                             Name:
                                             Title:


                                          BANK ONE, NA, as Collateral Agent


                                          By:___________________________________
                                             Name:
                                             Title:


                                          [NAME OF ISSUER]


                                          By:___________________________________
                                             Name:
                                             Title:

                                                                       Exhibit A
                                                     to Issuer Control Agreement

                          [Letterhead of Secured Party]


                                     [Date]

[Name and Address of Issuer]

Attention: ________________________


                Re: Notice of Exclusive Control

Ladies and Gentlemen:

     As referenced in the Issuer Control Agreement dated as of ______, ____ among [Name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [Name of Lien Grantor] (the "Securities"). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to [Name of Lien Grantor].

                                    Very truly yours,

                                          BANK ONE, NA, as Collateral Agent


                                          By:___________________________________
                                             Title:

cc: [Name of Lien Grantor]

                                                                       EXHIBIT C
                                                           to Security Agreement

                   GUARANTEE AND SECURITY AGREEMENT SUPPLEMENT

     GUARANTEE AND SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF LIEN GRANTOR] (the "Lien Grantor") and BANK ONE, NA, as Collateral Agent.

     WHEREAS, XEROX CORPORATION ("XEROX"), the Subsidiary Guarantors party thereto and BANK ONE, NA, as Collateral Agent, are parties to a Guarantee and Security Agreement dated as of ___________, 2002 (as heretofore amended and/or supplemented, the "Security Agreement") under which (1) Xerox (a) secures certain Secured Obligations, (b) guarantees Overseas CA Secured Obligations and
(c) secures its guarantee thereof, (2) the Subsidiary Guarantors guarantee certain of the foregoing obligations and (3) the Secured Subsidiary Guarantors secure their respective guarantees thereof;

     WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Secured Subsidiary Guarantor and Lien Grantor thereunder; and

     WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Sections 1(a) and 1(b) of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Secured Guarantee. The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If Xerox or any Overseas Borrower fails to pay any Secured Obligation punctually when due, the Lien Grantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement; provided, however, that notwithstanding the foregoing, (A) if the Lien Grantor is not an ESOP Restricted Secured Subsidiary Guarantor, then the ESOP Secured Obligations are not guaranteed by the Lien Grantor and no holder of any ESOP Secured Obligation shall have any claim against, or Lien on any asset of, the Lien Grantor by virtue of this Guarantee and Security Agreement Supplement and (B) if the Lien Grantor is not a Restricted Secured Subsidiary Guarantor, then the XCFI Secured Obligations are not guaranteed by the Lien Grantor and no holder of any XCFI Secured Obligation shall have any claim against, or Lien on any asset of, the Lien Grantor by virtue of this Guarantee and Security Agreement Supplement; provided, further, that if the Lien Grantor is an ESOP Restricted Secured Subsidiary Guarantor or a Restricted Secured Subsidiary Guarantor, then notwithstanding anything to the contrary contained herein, the liability and obligation of the Lien Grantor under this Section 1 with respect to the ESOP Secured Obligations (but not any other Secured Obligations) or with respect to the XCFI Secured Obligations (but not any other Secured Obligations), as the case may be, shall not be enforced by any action or proceeding wherein damages or any money judgment shall be sought against the Lien Grantor, except a foreclosure by the Collateral Agent upon the ESOP Restricted Collateral or the XCFI Restricted Collateral, as the case may be, of the Lien Grantor, and any judgment in any such foreclosure action shall be enforceable by the Collateral Agent against such ESOP Restricted Collateral or such XCFI Restricted Collateral, as the case may be, only to the extent of the ESOP Percentage of the Lien Grantor's interest in such ESOP Restricted Collateral or only to the extent of the XCFI Percentage of the Lien Grantor's interest in such XCFI Restricted Collateral, as the case may be, and the guarantee extended hereby for the benefit of any holder of ESOP Secured Obligations or XCFI Secured Obligations is provided to such holder under the express condition that the Collateral Agent has no right to sue for, seek or demand any deficiency judgement against the Lien Grantor with respect to the ESOP Secured Obligations or the XCFI Secured Obligations, as the case may be (but not any other Secured Obligations), in any such foreclosure action under or by reason of, or in connection with, this Guarantee and Security Agreement Supplement, the Security Agreement or otherwise with respect to such guarantee. The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Collateral Agent, the Lien Grantor becomes a "Subsidiary Guarantor" and "Lien Grantor" for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Subsidiary Guarantor thereunder. The obligations of the Lien Grantor under this Section 1 (and under Section 2(a) of the Security Agreement) shall be limited as provided in Section 2(i) of the Security Agreement.

     2. Grant of Security Interests. (a) In order to secure its Secured Guarantee, the Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in and to all of its right, title and interest in the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located, but subject to the exclusions in Section 2(b) (the "New Collateral"):
(i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Equipment, (v) General Intangibles, (vi) Instruments, (vii) Inventory, (viii) Securities directly owned by the Lien Grantor and issued by any subsidiary or Affiliate of the Lien Grantor or any other issuer over which the Lien Grantor exercises Control, (ix) the Collateral Account, all

Financial Assets credited to the Collateral Account from time to time and all Security Entitlements in respect thereof, all cash deposited therein from time to time, and the Liquid Investments made pursuant to Section 8(d) of the Security Agreement, (x) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of the Lien Grantor pertaining to any of the New Collateral and (xi) all Proceeds of the New Collateral described in Clauses 2(a)(i) through 2(a)(x) hereof.

          (b)  The New Collateral shall not include:

                    (i) rights of the Lien Grantor in respect of any property or asset which is prohibited from being pledged to the Collateral Agent as part of the Collateral by any Permitted Encumbrances;

                    (ii) Transferred Receivables and (A) security interests or liens and property subject thereto purporting to secure payment of such Transferred Receivables, (B) leases, guaranties, insurance and other arrangements supporting payment of such Transferred Receivables, (C) rights to payment and collections in respect of such Transferred Receivables, (D) books, records and similar information relating to such Transferred Receivables or the obligors thereon, (E) with respect to any such Transferred Receivables, the transferee's interest in goods (including, without limitation, Equipment or Inventory) the sale of which gave rise to such Transferred Receivables and (F) if such Transferred Receivables arise from a lease financing or installment sale transaction, the Equipment or Inventory that is the subject of the underlying transaction and is transferred to a Receivables SPE;

                    (iii) Transferred Intellectual Property;

                    (iv) State and Local Government Receivables of the Lien Grantor;

                    (v) any Security owned by the Lien Grantor that is a voting Equity Interest issued by a Foreign Subsidiary that is a corporation for United States Federal income tax purposes, if and to the extent that the Collateral (including New Collateral) pledged by Xerox to secure Xerox Secured Obligations or by any other Lien Grantor to secure any guarantee of the Secured Obligations of Xerox pursuant to the Security Agreement or any other Domestic Security Document would include in the aggregate more than 65% of the shares of any class of voting securities of such Foreign

          Subsidiary (either directly or through any entity that is a disregarded entity for such purposes); and

               (vi) Third Party Vendor Financing Assets of the Lien Grantor.

     (c) With respect to each right to payment or performance included in the New Collateral from time to time, the Security Interest granted therein includes, subject to Permitted Encumbrances, a continuing security interest in
(i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

     (d) The foregoing Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

     3. Delivery of Collateral. Concurrently with delivering this Guarantee and Security Agreement Supplement to the Collateral Agent, the Lien Grantor is complying with the provisions of either Section 7 or Section 9(a) (whichever is applicable) of the Security Agreement with respect to Pledged Securities, in each case if and to the extent included in the New Collateral at such time.

     4. Party to Security Agreement. Upon delivering this Guarantee and Security Agreement Supplement to the Collateral Agent, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Subsidiary Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.

     5. Representations and Warranties. (a) Each of the representations and warranties set forth in Sections 3, 5, 6, 7, 8 and 9 of the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections (and elsewhere in the Security Agreement) to a "Lien Grantor" or "Original Lien Grantor" shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Guarantee and Security Agreement Supplement, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Effective Date" shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Guarantee and Security Agreement Supplement.

     (b) Schedule 1 hereto sets forth (i) the name and jurisdiction of organization of, and the ownership interest (including percentage owned and number of shares or units) of the Lien Grantor in the Securities of, each of the Lien Grantor's direct Subsidiaries as of the date hereof which are required to be included in the New Collateral and pledged pursuant to the Security Agreement and this Guarantee and Security Agreement Supplement and (ii) all other Securities directly owned by the Lien Grantor that are required to be included in the New Collateral and pledged pursuant to the Security Agreement and this Guarantee and Security Agreement Supplement. The Lien Grantor holds all such Securities directly (i.e., not through a subsidiary, a Securities Intermediary or any other Person).

     6. Governing Law. This Guarantee and Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          [NAME OF LIEN GRANTOR]


                                          By: ______________________________
                                              Name:
                                              Title:

                                          BANK ONE, NA, as Collateral Agent


                                          By: ______________________________
                                              Name:
                                              Title:

                                                                    Schedule 1
                                                     to Guarantee and Security
                                                          Agreement Supplement

                               PLEDGED SECURITIES

                           Jurisdiction
                                of             Percentage         Number of
        Issuer             Organization          Owned         Shares or Units
 ---------------------  ------------------  ----------------  -----------------

                                                                       EXHIBIT D
                                                           to Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

          (Copyrights, Copyright Registrations and Copyright Licenses)

     WHEREAS, Xerox and each of its subsidiaries party hereto (each, a "Lien Grantor") owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

     WHEREAS, XEROX CORPORATION ("Xerox"), the Overseas Borrowers party thereto, the Lenders party thereto, BANK ONE, NA, as Administrative Agent, Collateral Agent and LC Issuing Bank, JPMORGAN CHASE BANK, as Documentation Agent and CITIBANK, N.A., as Syndication Agent, are parties to a Credit Agreement dated as of _________, 2002 (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of _________, 2002 (as amended and/or supplemented from time to time, the "Security Agreement") among Xerox, the Subsidiary Guarantors party thereto and BANK ONE, NA, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), and
(ii) certain other Domestic Security Documents (including this Copyright Security Agreement), each Lien Grantor has secured certain of its obligations (the "Secured Obligations") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of that Lien Grantor, including all right, title and interest of the Lien Grantor in and to the Copyright Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Lien Grantor grants to the Grantee for the benefit of the Secured Parties (as defined in the Security Agreement), to secure its Secured Obligations, a continuing security interest in and to all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), except to the extent (and only to the extent) prohibited by a Permitted Encumbrance (as defined in the Security Agreement), whether now owned or existing or hereafter acquired or arising:

          (i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration therefor referred to in Schedule 1 hereto;

          (ii) each Copyright License (as defined in the Security Agreement) to which the Lien Grantor is a party; and

          (iii) all proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright (including, without limitation, any Copyright owned by the Lien Grantor and identified in Schedule 1).

     Each Lien Grantor hereby irrevocably appoints the Grantee its true and lawful attorney, with full power of substitution, in the name of the Lien Grantor, the Grantee, the Secured Parties or otherwise, for the use and benefit of the Secured Parties, but at the Borrowers' (as defined in the Credit Agreement) expense, to the extent permitted by law to exercise, upon the occurrence and during the continuance of an Actionable Event of Default (as defined in the Security Agreement) or upon acceleration of the Loans (as defined in the Credit Agreement) in accordance with the terms of the Credit Agreement, all or any of the following powers with respect to all or any of the Copyright
Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof, as fully and effectually as if the Grantee were the absolute owner of the Lien Grantor's right, title and interest therein, and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

     The foregoing security interest is granted in conjunction with the Security Interests (as defined in the Security Agreement) granted by each Lien Grantor to the Grantee pursuant to the Security Agreement. Each Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, each Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of __________, ____.

                                          [NAME OF LIEN GRANTORS]


                                          By:
                                             ___________________________________
                                             Name:
                                             Title:


Acknowledged:

BANK ONE, NA, as Collateral Agent



By:
   ___________________________________
   Name:
   Title:

                                                                      Schedule 1
                                                                    to Copyright
                                                              Security Agreement

                             [NAME OF LIEN GRANTORS]


                          U.S. COPYRIGHT REGISTRATIONS

   Registration No.            Registration Date                    Title
   ----------------            -----------------                    -----

                                                                       EXHIBIT E
                                                           to Security Agreement

                            PATENT SECURITY AGREEMENT

               (Patents, Patent Applications and Patent Licenses)

     WHEREAS, XEROX CORPORATION ("Xerox") (the "Lien Grantor") owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);

     WHEREAS, Xerox, the Overseas Borrowers party thereto, the Lenders party thereto, BANK ONE, NA, as Administrative Agent, Collateral Agent and LC Issuing Bank, JPMORGAN CHASE BANK, as Documentation Agent and CITIBANK, N.A., as Syndication Agent, are parties to a Credit Agreement dated as of _________, 2002 (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of _________, 2002 (as amended and/or supplemented from time to time, the "Security Agreement") among Xerox, the Subsidiary Guarantors party thereto and BANK ONE, NA, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), and
(ii) certain other Domestic Security Documents (including this Patent Security Agreement), the Lien Grantor has secured certain of its obligations (the "Secured Obligations") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in and to the Patent Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor grants to the Grantee for the benefit of the Secured Parties (as defined in the Security Agreement), to secure the Secured Obligations, a continuing security interest in and to all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), except to the extent (and only to the extent) prohibited by a Permitted Encumbrance (as defined in the Security Agreement), whether now owned or existing or hereafter acquired or arising:

          (i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent referred to in
     Schedule 1 hereto;

          (ii) each Patent License (as defined in the Security Agreement) to which the Lien Grantor is a party; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor (including, without limitation, any Patent identified in Schedule 1 hereto).

     The Lien Grantor hereby irrevocably appoints the Grantee its true and lawful attorney, with full power of substitution, in the name of the Lien Grantor, the Grantee, the Secured Parties or otherwise, for the use and benefit of the Secured Parties, but at the Borrowers' (as defined in the Credit Agreement) expense, to the extent permitted by law to exercise, upon the occurrence and during the continuance of an Actionable Event of Default (as defined in the Security Agreement) or upon acceleration of the Loans (as defined in the Credit Agreement) in accordance with the terms of the Credit Agreement, all or any of the following powers with respect to all or any of the Patent
Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof, as fully and effectually as if the Grantee were the absolute owner of the Lien Grantor's right, title and interest therein, and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

     The foregoing security interest is granted in conjunction with the Security Interests (as defined in the Security Agreement) granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ____________, ____.


                                          [NAME OF LIEN GRANTOR]


                                          By:
                                             ____________________________
                                             Name:
                                             Title:


Acknowledged:

BANK ONE, NA, as Collateral Agent



By:
   __________________________________
   Name:
   Title:

                                                                      Schedule 1
                                                                       to Patent
                                                              Security Agreement

                             [NAME OF LIEN GRANTOR]


                         U.S. PATENTS AND DESIGN PATENTS

              Patent No.           Date Issued              Title
          ------------------   -------------------    ------------------



                           U.S. PATENT APPLICATIONS

              Docket No.         Application No.          Date Filed
          ------------------   -------------------    ------------------

                                                                       EXHIBIT F
                                                           to Security Agreement

                          TRADEMARK SECURITY AGREEMENT

                 (Trademarks, Trademark Registrations, Trademark
                      Applications and Trademark Licenses)

     WHEREAS, Xerox and each of its subsidiaries party hereto (each, a "Lien Grantor") owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

     WHEREAS, XEROX CORPORATION ("Xerox"), the Overseas Borrowers party thereto, the Lenders party thereto, BANK ONE, NA, as Administrative Agent, Collateral Agent and LC Issuing Bank, JPMORGAN CHASE BANK, as Documentation Agent and CITIBANK, N.A., as Syndication Agent, are parties to a Credit Agreement dated as of _________, 2002 (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to (i) a Guarantee and Security Agreement dated as of _________, 2002 (as amended and/or supplemented from time to time, the "Security Agreement") among Xerox, the Subsidiary Guarantors party thereto and BANK ONE, NA, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), and
(ii) certain other Domestic Security Documents (including this Trademark Security Agreement), each Lien Grantor has secured certain of its obligations (the "Secured Obligations") by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of that Lien Grantor, including all right, title and interest of the Lien Grantor in and to the Trademark Collateral (as defined below);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Lien Grantor grants to the Grantee for the benefit of the Secured Parties (as defined in the Security Agreement), to secure its Secured Obligations, a continuing security interest in and to all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), except to the extent (and only to the extent) prohibited by a Permitted Encumbrance (as defined in the Security Agreement), whether now owned or existing or hereafter acquired or arising:

          (i) each Trademark (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business symbolized by or associated with each Trademark;

          (ii) each Trademark License (as defined in the Security Agreement) to which the Lien Grantor is a party, and all of the goodwill of the business symbolized by or associated with each Trademark licensed pursuant thereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor (including, without limitation, any Trademark identified in Schedule 1 hereto), or for injury to the goodwill associated with any of the foregoing.

     Each Lien Grantor hereby irrevocably appoints the Grantee its true and lawful attorney, with full power of substitution, in the name of the Lien Grantor, the Grantee, the Secured Parties or otherwise, for the use and benefit of the Secured Parties, but at the Borrowers' (as defined in the Credit Agreement) expense, to the extent permitted by law to exercise, upon the occurrence and during the continuance of an Actionable Event of Default (as defined in the Security Agreement) or upon acceleration of the Loans (as defined in the Credit Agreement) in accordance with the terms of the Credit Agreement, all or any of the following powers with respect to all or any of the Trademark
Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof, as fully and effectually as if the Grantee were the absolute owner of the Lien Grantor's right, title and interest therein, and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

     The foregoing security interest is granted in conjunction with the Security Interests (as defined in the Security Agreement) granted by each Lien Grantor to the Grantee pursuant to the Security Agreement. Each Lien Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, each Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of __________, ____.

                                        [NAME OF LIEN GRANTORS]


                                        By:_____________________________________
                                           Name:
                                           Title:

     Acknowledged:

     BANK ONE, NA, as Collateral Agent


     By:_______________________________
        Name:
        Title:

                                                                      Schedule 1
                                                                    to Trademark
                                                              Security Agreement

                             [NAME OF LIEN GRANTORS]


                          U.S. TRADEMARK REGISTRATIONS

TRADEMARK                             REG. NO.                   REG. DATE
---------                             --------                   ---------


                           U.S. TRADEMARK APPLICATIONS

TRADEMARK                             APPLICATION NO.            DATE FILED
---------                             ---------------            ----------